                       THE HANOVER INVESTMENT FUNDS, INC.

                               TABLE OF CONTENTS

                                                                                        Page
                                                                                        ----
The Short Term U.S. Government Fund Portfolio of Investments..........................   10
The U.S. Government Securities Fund Portfolio of Investments..........................   11
The Blue Chip Growth Fund Portfolio of Investments....................................   13
The Small Capitalization Growth Fund Portfolio of Investments.........................   16
The American Value Fund Portfolio of Investments......................................   19
Footnotes to Portfolios...............................................................   23
Statement of Assets and Liabilities...................................................   24
Statement of Operations...............................................................   26
Statement of Changes in Net Assets....................................................   28
Notes to Financial Statements.........................................................   31
Financial Highlights..................................................................   41

                            ------------------------

DISTRIBUTOR:  HANOVER FUNDS DISTRIBUTOR, INC.

HANOVER FUNDS DISTRIBUTOR, INC. IS NOT A BANK, AND SHARES OF THE HANOVER INVESTMENT FUNDS, INC. ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, CHEMICAL BANK OR ITS AFFILIATES, NOR ARE THEY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE FUNDS INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

THE HANOVER SHORT TERM U.S. GOVERNMENT FUND
THE HANOVER U.S. GOVERNMENT SECURITIES FUND

     The Short Term U.S. Government Fund invests primarily in shorter-term U.S. Government securities, and expects that substantially all of its assets will be so invested. The U.S. Government Securities Fund, under normal circumstances, invests at least 65% of its total assets in U.S. Government securities and repurchase agreements with respect thereto, and may invest up to 35% of its total assets in domestic or foreign fixed income securities. The performance of The Short Term U.S. Government Fund and The U.S. Government Securities Fund for the fiscal year ended November 30, 1995 were largely influenced by general interest rate trends and, in particular, interest rates on U.S. Government securities, as well as the duration and maturity structure of the Funds. As a matter of operating policy, The Short Term U.S. Government Fund maintains a dollar weighted average maturity, under normal market conditions, of three years or less measured at the time an investment is made. There is no restriction on the maturity of any individual asset which may be acquired by that Fund. There is no restriction on the maturity of The U.S. Government Securities Fund's portfolio or any individual portfolio security.

     Interest rates fell steadily during the year in response to slower economic growth and an inflation environment which remained subdued. Monetary policy was initially more restrictive but reversed course during the second half of the year. In February 1995, The Federal Reserve raised the federal funds rate 50 basis points to a level of 6%. At the same time, the discount rate was raised from 4.75% to 5.25%, where it remained throughout the year. In July, the Fed reversed course and the federal funds rate was lowered to 5.75% and remained there through the fiscal year ended November 30, 1995. Yields on securities with maturities in excess of one year declined by 1.5% to 2.25%, with the largest declines being in the intermediate sector. The 2 year Treasury note yield fell by 2.05%, from 7.40% to 5.35%, and the 30 year bond yield declined by 1.87%, from 8.00% to 6.13%. The yield curve, as measured by the spread between 2 and 30 year Treasuries widened by 18 basis points, to 78 basis points on November 30, 1995. In addition to the favorable economic fundamentals, favorable technical conditions existed, as hedge funds and foreign investors purchased significant amounts of Treasury securities.

      THE SHORT TERM U.S. GOVERNMENT FUND

     Total return for Investor Shares of The Short Term U.S. Government Fund was 9.62% for the fiscal year ended November 30, 1995. Total return (excluding the effect of the sales load) for Advisor Shares of the Fund for the period from commencement of operations of that class of shares on March 7, 1995 through November 30, 1995 was 6.62%. Total return is a comprehensive measure of a fund's performance, incorporating both income and changes in share price. The return on the Lehman 1-3 Year Government Index was 10.22% for the fiscal year ended November 30, 1995.

     The securities in the Fund's portfolio, particularly those with intermediate term maturities, generally increase in value as a result of the decreases in interest rates discussed above. The Fund maintained a maturity structure of one to three years throughout the fiscal year ended November 30, 1995. The Fund's dollar weighted average maturity at the beginning of the year was 1.3 years, but by the middle of the year was increased to 2.5 years, which is greater than the dollar weighted average maturity maintained by the Lehman 1-3 Year Government Index. The Fund's maturity stayed in a range of 1.8 to 2.5 years throughout the remainder of the year. The Fund's maturity structure was lengthened in response to the Federal Reserve's actions to lower interest rates, and as a result, the overall gross performance of the Fund (prior to deduction of expenses) was comparable to that of the Lehman 1-3 Year Government Index. In calculating its maturity, the Fund applies certain prepayment assumptions with respect to its investments in U.S. Government mortgage-related securities. The Fund's composition remained 100% invested in U.S. Government securities throughout the period.

     The portfolio manager for The Short Term U.S. Government Fund is Mr. Guy J. Barba, III.

     The following graph illustrates the total return based on a $10,000 investment in Investor Shares of the Fund made at the date of inception of the Fund (February 25, 1993) compared to the performance of the Lehman 1-3 Year Government Index over the same period. Performance of Advisor Shares of the Fund will be less than the line shown in the graph based on the differences in sales loads and fees paid by shareholders investing in Advisor Shares of the Fund. Past performance is not predictive of future performance.

                                  The Hanover
                                  Short Term
                                  U.S. Gov't.     Lehman 1-3
      Measurement Period          Fund Inves-     Year Gov't.
    (Fiscal Year Covered)         tor Shares*        Index
    ---------------------         -----------     -----------
Feb. 25, 1993                         10000.00        10000.00
Feb. 28, 1993                          9993.64        10000.00
May 31, 1993                          10014.40        10084.53
Aug. 31, 1993                         10227.39        10312.32
Nov. 30, 1993                         10259.39        10384.33
Feb. 28, 1994                         10281.35        10371.20
May 31, 1994                          10179.05        10293.40
Aug. 31, 1994                         10300.79        10446.30
Nov. 30, 1994                         10276.27        10403.00
Feb. 28, 1995                         10566.47        10708.85
May 31, 1995                          10922.99        11050.89
Aug. 31, 1995                         11017.47        11220.96
Nov. 30, 1995                         11265.25        11467.04

*Assumes reinvestment of all dividends and distributions. Total returns reflect the effect of certain fee waivers, but not sales loads, as discussed below.

     The Lehman 1-3 Year Government Index is a widely accepted unmanaged index of bond market performance consisting of Agency and Treasury securities with maturities of 1 to 3 years.

TOTAL RETURNS

                                                                 % RETURN WITHOUT    % RETURN WITH
                                                                    SALES LOAD        SALES LOAD
                                                                 ----------------    -------------
The Short Term U.S. Government Fund
  Investor Shares
     Fiscal Year ended November 30, 1995                               9.62%               N/A
     Inception (February 25, 1993) through November 30, 1995          12.65%               N/A
  Advisor Shares
     Commencement of Operations of Class (March 7, 1995)
       through November 30, 1995++                                     6.62%             4.75%

---------------

 +Average annual total return, assuming reinvestment of dividends and distributions; reflects the effect of certain fee waivers.
  Until February 28, 1994, Investor Shares of the Fund were sold subject to the imposition of a sales load, which is not reflected in the total return figures.
++Aggregate total return (not annualized), assuming reinvestment of dividends and distributions; reflects the effect of certain fee waivers.

     THE U.S. GOVERNMENT SECURITIES FUND

     Total return for Investor Shares of The U.S. Government Securities Fund was 16.82% for the fiscal year ended November 30, 1995. Total return (excluding the effect of the sales load) for Advisor Shares of the Fund for the period from commencement of operations of that class of shares on May 3, 1995 through November 30, 1995 was 9.57%. Total return is a comprehensive measure which incorporates both income and changes in share price. The return on the Lehman Government Bond Index was 17.40% for the fiscal year ended November 30, 1995.

     The securities in the Fund's portfolio, particularly those with intermediate and longer term maturities, generally increased in value as a result of the decreases in interest rates discussed above. The Fund maintained a duration between 3.85 years and 6.40 years during the fiscal year ended November 30, 1995. Duration is a measure of price sensitivity of a fixed income asset, or a portfolio thereof, to a change in the level of interest rates. Therefore, the greater the duration, the greater the price sensitivity. The Fund's duration began the year at 3.85 years, which was shorter than the Lehman Government Bond Index. Duration was increased in December to 4.25 years and remained at approximately that level through mid-February. This lengthened duration was also shorter than the Lehman Government Bond Index. Declining rates during this period, was a contributing factor to the Fund's performance relative to the Lehman Government Index. The Fund continued to lengthen duration during the year and the Fund's duration generally exceeded that of the Lehman Government Bond Index during the second half of the fiscal year. The Fund's duration was 6.21 years at fiscal year end.

     The portfolio manager for The U.S. Government Securities Fund is Mr. John
G. Schmucker III.

     The following graph illustrates the total return based on a $10,000 investment in Investor Shares of the Fund made at the date of inception of the Fund (February 19, 1993) compared to the performance of the Lehman Government Bond Index over the same period. Performance of Advisor Shares of the Fund will be less than the line shown in the graph based on the differences in sales loads and fees paid by shareholders investing in Advisor Shares of the Fund. Past performance is not predictive of future performance.

                                  The Hanover
                                  U.S. Gov't.
                                   Sec. Fund
      Measurement Period           Investor      Lehman Gov't.
    (Fiscal Year Covered)           Shares*       Bond Index
    ---------------------         -----------    -------------
Feb. 19, 1993                         10000.00        10000.00
Feb. 28, 1993                         10071.57        10071.04
May 31, 1993                          10158.75        10171.30
Aug. 31, 1993                         10637.08        10693.90
Nov. 30, 1993                         10615.75        10657.22
Feb. 28, 1994                         10557.26        10615.65
May 31, 1994                          10213.41        10282.08
Aug. 31, 1994                         10351.59        10448.33
Nov. 30, 1994                         10147.36        10274.62
Feb. 28, 1995                         10603.68        10756.50
May 31, 1995                          11205.66        11407.27
Aug. 31, 1995                         11351.33        11587.50
Nov. 30, 1995                         11853.97        12062.59

*Assumes reinvestment of all dividends and distributions. Total returns reflect the effect of certain fee waivers, but not sales loads, as discussed below.

     The Lehman Government Bond Index is a widely accepted unmanaged index consisting of all publicly issued obligations of the U.S. Treasury, U.S. Government agencies and instrumentalities and corporate debt guaranteed by the U.S. Government with at least one year to maturity; all returns are market value weighted exclusive of accrued interest.

TOTAL RETURNS

                                                                 % RETURN WITHOUT   % RETURN WITH
                                                                    SALES LOAD       SALES LOAD
                                                                 ----------------   -------------
The U.S. Government Securities Fund
  Investor Shares
     Fiscal Year ended November 30, 1995+                             16.82%              N/A
     Inception (February 19, 1993) through November 30, 1995+         18.54%              N/A
  Advisor Shares
     Commencement of Operations of Class (May 3, 1995) through
       November 30, 1995++                                             9.57%            4.87%

---------------
 +Average annual total return, assuming reinvestment of dividends and distributions; reflects the effect of certain fee waivers.
  Until February 28, 1994, Investor Shares of the Fund were sold subject to the imposition of a sales load, which is not reflected in the total return figures.
++Aggregate total return (not annualized), assuming reinvestment of dividends and distributions; reflects the effect of certain fee waivers.

THE HANOVER BLUE CHIP GROWTH FUND

     The Blue Chip Growth Fund invests primarily in the equity securities of well-established companies with substantial capitalization, commonly referred to as "Blue Chip" companies. Blue Chip companies, along with having substantial capitalization, are generally identified by their established history of earnings, industry position, and superior management structure.

     1995 produced the long awaited "earnings driven market". Reacting to strong corporate profits, benign inflation and falling interest rates, the stock market produced the best gains in years. The S&P 500 Total Return Index gained 36.98% for the fiscal year ended November 30, 1995.

     The best performing sectors in 1995 were financial and technology stocks. Significant positions were built in both sectors in the Fund during the first quarter of the year. Large positions were taken in semiconductor, networking and data warehousing stocks in the technology sector. In the financial sector positions were concentrated in regional banks to take advantage of industry consolidation, one of the holdings, Baybanks, was bought by Bank of Boston. The Fund also built a substantial position in the insurance industry.

     By the end of August, technology stocks were selling at their highest valuations in 10 years. From a peak of 30% weighting in the portfolio The Fund began to lessen the exposure so that by December 31 the weighting was down to 20%. The bulk of the exposure shifted to telecommunications related and medical information technology. This compares with an S&P weighting of 15%. The Fund's enthusiasm for financial services stocks did not wane however and the Fund continues to maintain a 19% weighting versus the S&P weighting of 13%.

     The following table indicates The Blue Chip Growth Fund's ten largest stock holdings on November 30, 1995.

---------------------------------------------------------------------------
              TEN LARGEST STOCK HOLDINGS ON NOVEMBER 30, 1995
---------------------------------------------------------------------------
                                                        NOVEMBER 30, 1995
  STOCK                                                 % OF FUND ASSETS
  -----                                                 -----------------
  Ericsson (L.M.) Telephone Co.                                3.0
  Fifth Third Bancorp                                          3.0
  Union Carbide                                                2.9
  Medtronic, Inc.                                              2.8
  Airtouch Communications                                      2.7
  Automatic Data Processing                                    2.6
  Procter & Gamble                                             2.6
  Cisco Systems                                                2.5
  Tyco International                                           2.5
  General Electric                                             2.4
---------------------------------------------------------------------------

     Total return for Investor Shares of The Blue Chip Growth Fund was 33.80% for the fiscal year ended November 30, 1995. Total return (excluding the effect of the sales load) for Advisor Shares of the Fund for the fiscal year ended November 30, 1995 was 33.65%.

     The portfolio manager for The Blue Chip Growth Fund is Ms. Karen L.
Shapiro.

     The following graph illustrates the total return based on a $10,000 investment in Investor Shares of the Fund made at the date of inception of the Fund (February 19, 1993) compared to the performance of the S&P 500 Total Return Index over the same period. Performance of Advisor Shares of the Fund will be less than the line shown in the graph based on the differences in sales loads and fees paid by shareholders investing in Advisor Shares of the Fund. Past performance is not predictive of future performance.

                                  The Hanover
                                   Blue Chip
                                  Growth Fund     S&P 500 To-
      Measurement Period           Investor       tal Return
    (Fiscal Year Covered)           Shares*          Index
    ---------------------         -----------     -----------
Feb. 19, 1993                       10000.00        10000.00
Feb. 28, 1993                       10190.00        10116.04
May 31, 1993                        10250.00        10349.38
Aug. 31, 1993                       10159.91        10730.21
Nov. 30, 1993                       10320.07        10764.62
Feb. 28, 1994                       10570.64        10960.00
May 31, 1994                        10352.78        10790.00
Aug. 31, 1994                       10536.13        11317.00
Nov. 30, 1994                       10057.26        10878.00
Feb. 28, 1995                       10440.24        11766.73
May 31, 1995                        11532.60        12969.29
Aug. 31, 1995                       12804.76        13744.86
Nov. 30, 1995                       13456.27        14900.80

*Assumes reinvestment of all dividends and distributions. Total returns reflect the effect of certain fee waivers, but not sales loads, as discussed below.

     The S&P 500 Total Return Index is a widely accepted unmanaged index of stock market performance which reflects the reinvestment of income dividends and, where applicable, capital gain distributions.

TOTAL RETURNS

                                                                 % RETURN WITHOUT   % RETURN WITH
                                                                    SALES LOAD       SALES LOAD
                                                                 ----------------   -------------
The Blue Chip Growth Fund
  Investor Shares
     Fiscal Year ended November 30, 1995+                             33.80%               N/A
     Inception (February 19, 1993) through November 30, 1995+         34.57%               N/A
  Advisor Shares
     Fiscal Year ended November 30, 1995++                            33.65%            27.95%
     Inception (August 15, 1994) through November 30, 1995++          30.87%            25.28%

---------------
 +Average annual total return, assuming reinvestment of dividends and distributions; reflects the effect of certain fee waivers.
  Until February 28, 1994, Investor Shares of the Fund were sold subject to the imposition of a sales load, which is not reflected in the total return figures.
++Aggregate total return, assuming reinvestment of dividends and distributions;
  reflects the effect of certain fee waivers.

THE HANOVER SMALL CAPITALIZATION GROWTH FUND

     The Small Capitalization Growth Fund invests primarily in the common stocks of smaller companies (those with total market capitalization of less than $800 million at the time of investment) which the Fund's investment adviser believes are likely to have rapid growth in revenues and/or earnings and the potential for above-average capital appreciation.

     Total return for the fiscal year ended November 30, 1995, the Small Capitalization Growth Fund Investor Shares, CBC Benefit Shares and Advisor Shares was 16.27%, 16.67% and -1.24%, respectively. The Fund underperformed the Russell 2000 Index and the NASDAQ Composite Index which advanced 28.5% and 41.17%, respectively, for the same period. The final two months of the Fund's fiscal year saw a period of underperformance due to the Fund's overweighted position in the consumer cyclical area (includes retailers) as well as an underweighted position in the financial sector handicapped the portfolio during the latest fiscal year. Drastic reductions in consumer spending affected many of the portfolio's retailing issues. Some retailers were forced out of business whereas others became very promotional with adverse effects on their profit margins and earnings results.

     Some of the more notable gains among the portfolio's holdings during the past fiscal year included Gemstar International (a developer of proprietary technologies that simplify and enhance the viewing and recording of video and television programming), Papa John's International (an operator and franchiser of pizza delivery and take-out restaurants), Advo (direct mail advertising services) and Mutual Risk Management in the financial sector.

     The portfolio manager for The Small Capitalization Growth Fund is Mr. Francis B. Lane.

     The following graph illustrates the total return based on a $10,000 investment in Investor Shares of the Fund made at the date of inception of the Fund (April 1, 1993) compared to the performance of the NASDAQ Composite Index over the same period. Performance of CBC Benefit Shares of the Fund will be greater than the line shown in the graph based on the differences in fees paid by shareholders investing in CBC Benefit Shares of the Fund. Performance of Advisor Shares of the Fund will be less than the line shown in the graph based on the differences in sales loads and fees paid by shareholders investing in Advisor Shares of the Fund. Past performance is not predictive of future performance.

                                  The Hanover
                                   Small Cap
                                  Growth Fund       NASDAQ
      Measurement Period           Investor        Composite
    (Fiscal Year Covered)           Shares*          Index
    ---------------------         -----------      ---------
Apr. 1, 1993                          10000.00        10000.00
May 31, 1993                          10270.00        10150.00
Aug. 31, 1993                         10460.05        10764.00
Nov. 30, 1993                         10670.25        10931.00
Feb. 28, 1994                         10480.11        11483.30
May 31, 1994                           9429.16        10652.90
Aug. 31, 1994                         10049.69        11093.90
Nov. 30, 1994                          9599.27        10872.20
Feb. 28, 1995                          9759.38        11501.70
May 31, 1995                           9779.39        12528.80
Aug. 31, 1995                         11470.93        14782.73
Nov. 30, 1995                         11160.64        15348.91

*Assumes reinvestment of all dividends and distributions. Total returns reflect the effect of certain fee waivers, but not sales loads, as discussed below.

     The NASDAQ Composite Index consists of all issues traded on the NASDAQ.

TOTAL RETURNS

                                                                 % RETURN WITHOUT   % RETURN WITH
                                                                    SALES LOAD       SALES LOAD
                                                                 ----------------   -------------
The Small Capitalization Growth Fund
  Investor Shares
     Fiscal Year ended November 30, 1995+                             16.27%               N/A
     Inception (April 1, 1993) through November 30, 1995+             11.50%               N/A
  CBC Benefit Shares
     Fiscal Year ended November 30, 1995++                            16.67%               N/A
     Inception (April 15, 1994) through November 30, 1995++           17.52%               N/A
  Advisor Shares
     Commencement of Operations of Class (August 7, 1995)
       through November 30, 1995+++                                   -1.24%            -5.43%

---------------
  +Average annual total return, assuming reinvestment of dividends and distributions; reflects the effect of certain fee waivers.
   Until February 28, 1994, Investor Shares of the Fund were sold subject to the imposition of a sales load, which is not reflected in the total return figures.
 ++Aggregate total return, assuming reinvestment of dividends and distributions; reflects the effect of certain fee waivers.
+++Aggregate total return (not annualized), assuming reinvestment of dividends and distributions; reflects the effect of certain fee waivers.

THE HANOVER AMERICAN VALUE FUND

     The investment objective of the fund is to maximize total return, consisting of capital appreciation and income. This is accomplished by investing primarily in the equity securities of well-established US companies which, in the opinion of the Fund's investment adviser, are undervalued by the market.

     Since the initial offering last February at a net asset value of $10.00, the shares of the American Value Fund have enjoyed handsome gains. Following a dividend distribution of $0.07 per share in June, the shares' net asset value closed November 30, 1995 at $12.11.

     As rewarding for shareholders as this period has been, the Fund's return has lagged the performance of the S&P 500 Index. Since inception on February 3, 1995 Investor Shares of the Fund posted a total return of 21.8 percent. This compares with a total return over the same period of 29.3 percent for the S&P 500.

     Two factors contributed to these comparative results. First, the Fund maintained a larger-than-normal position in temporary investments such as U.S. Treasury bills and commercial paper. This conservative strategy reflected the investment adviser's opinion that issues in some important sectors of the market were not sufficiently undervalued to be attractive for current investment. While maintaining short-term reserves provides the liquidity to make additional investments if these issues fall to bargain levels, this posture has slowed the portfolio's performance during a strong market advance.

     Second, the Fund's portfolio is comprised of issues selected for their long-term potential and many are not currently among the market's leaders. Issues selected for the portfolio are typically out of favor with other investors and trading at prices which the investment adviser believes to be significantly below their real values. However, assuming the investment adviser is correct, considerable time can elapse before other investors recognize and develop confidence in their values and bid share prices higher.

     At year-end, the portfolio held 45 issues diversified among seven major economic sectors. Common stocks represented 84.4% of the portfolio. The following table indicates The American Value Fund's ten largest holdings on November 30, 1995.

          --------------------------------------------------------------------------
                       TEN LARGEST STOCK HOLDINGS ON NOVEMBER 30, 1995
          --------------------------------------------------------------------------
                                                                   NOVEMBER 30, 1995
          STOCK                                                    % OF FUND ASSETS
          -----                                                    ------------------
            Liz Claiborne, Inc                                            3.5
            Allstate Corp.                                                3.4
            Banc One Corp.                                                2.6
            Dun & Bradstreet Corp.                                        2.5
            Digital Equipment Corp.                                       2.5
            Cyprus Amax Minerals Co.                                      2.4
            Louisiana Pacific Corp.                                       2.4
            Stratus Computer, Inc.                                        2.4
            Inco, Ltd                                                     2.3
            Ahmanson (H.F.) & Co.                                         2.3
          --------------------------------------------------------------------------

     Issues can become undervalued for a variety of reasons. For instance, investors can be disappointed with a company's prospects after a negative business or economic report. Although the problems cited may be only temporary, investors sometimes react to these situations by quickly selling large quantities of the company's stock, which can seriously depress its share price. The Fund's investment adviser looks for stocks whose prices are depressed and invests in those it considers attractive in relation to their long-term earning power or the true worth of their assets. The adviser continues to seek undervalued issues in the banking, insurance, retailing and consumer goods industries.

     The portfolio manager for the American Value Fund is Mr. Richard Trautwein.

     The following graph represents the total return based on a $10,000 investment in Investor Shares of the Fund made at the date of inception of the Fund (February 3, 1995) compared to the performance of the S&P 500 total return over the same period. Past performance is not predictive of future performance.

      Measurement Period                           American
    (Fiscal Year Covered)           S&P 500       Value Fund
    ---------------------           -------       ----------
Feb. 3, 1995                          10000.00        10000.00
Feb. 28, 1995                         10208.07        10070.00
May 31, 1995                          11251.20        10719.92
Aug. 31, 1995                         11924.30        11374.15
Nov. 30, 1995                         12926.84        12179.33

*Assumes reinvestment of all dividends and distributions. Total returns reflect the effect of certain fee waivers.

     The S&P 500 Total Return Index is a widely accepted unmanaged index of stock market performance which reflects the reinvestment of income dividends and, where applicable, capital gain distributions.

TOTAL RETURNS

                                                                                  % RETURN
                                                                                  ---------
The American Value Fund
  Investor Shares
     Commencement of Operations of Class (February 3, 1995) through
       November 30, 1995+                                                           21.80%

---------------
+Aggregate total return (not annualized), assuming reinvestment of dividends and distributions; reflects the effect of certain fee waivers.

THE HANOVER INVESTMENT FUNDS, INC.

THE SHORT TERM U.S. GOVERNMENT FUND
Portfolio of Investments
November 30, 1995

                                                           PRINCIPAL                     VALUE
                                                             AMOUNT         COST       (NOTE 2A)
                                                           ----------    ----------    ----------
U.S. TREASURY OBLIGATIONS -- 78.2%
U.S. TREASURY NOTES -- 78.2%
4.000%, 01/31/96.........................................  $  442,000    $  440,948    $  440,908
6.875%, 10/31/96.........................................     266,000       266,965       269,373
6.500%, 04/30/97.........................................     764,000       768,258       775,345
6.500%, 05/15/97.........................................     145,000       146,758       147,198
6.125%, 05/31/97.........................................   1,429,000     1,436,188     1,443,519
5.625%, 10/31/97.........................................     800,000       802,224       803,480
5.375%, 05/31/98.........................................   1,097,000     1,089,608     1,096,111
6.250%, 08/31/00.........................................   1,097,000     1,115,359     1,127,881
5.750%, 10/31/00.........................................   1,500,000     1,508,667     1,513,290
                                                                         ----------    ----------
TOTAL U.S. TREASURY OBLIGATIONS..........................                 7,574,975     7,617,105
                                                                         ----------    ----------
MORTGAGE-BACKED SECURITY -- 21.8%
Federal National Mortgage Association Series 1991-131
  Class G TAC CMO REMIC 7.60%, 10/25/98..................   2,041,740     2,060,259     2,119,505
                                                                         ----------    ----------
TOTAL INVESTMENTS -- 100.0%..............................                $9,635,234     9,736,610
                                                                          =========
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.0%............                                   1,463
                                                                                       ----------
NET ASSETS -- 100.0%.....................................                              $9,738,073
                                                                                        =========

See Footnotes to Portfolios and accompanying notes to financial statements.

THE HANOVER INVESTMENT FUNDS, INC.

THE U.S. GOVERNMENT SECURITIES FUND
Portfolio of Investments
November 30, 1995

                                                         PRINCIPAL                       VALUE
                                                          AMOUNT          COST         (NOTE 2A)
                                                        -----------    -----------    -----------
U.S. TREASURY OBLIGATIONS -- 65.9%
U.S. TREASURY NOTES -- 38.6%
5.625%, 06/30/97......................................  $ 4,000,000    $ 3,998,163    $ 4,013,240
6.125%, 05/15/98......................................    2,000,000      2,022,474      2,032,860
5.125%, 12/31/98......................................    2,500,000      2,408,457      2,477,100
7.750%, 11/30/99......................................    5,000,000      5,169,635      5,391,350
6.750%, 04/30/00......................................    3,000,000      3,052,617      3,139,530
5.875%, 06/30/00......................................    1,500,000      1,506,973      1,520,865
7.500%, 11/15/01......................................    2,000,000      2,124,340      2,188,880
5.750%, 08/15/03......................................    4,000,000      3,726,828      4,004,480
7.250%, 05/15/04......................................    1,000,000        996,619      1,097,960
6.500%, 05/15/05......................................    6,500,000      6,617,505      6,837,739
                                                                       -----------    -----------
                                                                        31,623,611     32,704,004
                                                                       -----------    -----------
U.S. TREASURY BONDS -- 27.3%
7.250%, 05/15/16......................................    4,750,000      5,232,461      5,308,647
7.625%, 02/15/25......................................   15,000,000     16,893,664     17,856,448
                                                                       -----------    -----------
                                                                        22,126,125     23,165,095
                                                                       -----------    -----------
TOTAL U.S. TREASURY OBLIGATIONS.......................                  53,749,736     55,869,099
                                                                       -----------    -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 5.6%
FEDERAL HOME LOAN BANK -- 3.0%
Debenture 4.443%, 11/04/96............................      804,762        804,762        797,438
Discount Note 5.80%, 12/01/95.........................    1,755,000      1,755,000      1,755,000
                                                                       -----------    -----------
                                                                         2,559,762      2,552,438
                                                                       -----------    -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 2.6%
Global Bond 8.50%, 02/01/00**.........................    2,000,000      2,000,000      2,176,860
                                                                       -----------    -----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS..............                   4,559,762      4,729,298
                                                                       -----------    -----------

See Footnotes to Portfolios and accompanying notes to financial statements.

THE HANOVER INVESTMENT FUNDS, INC.

THE U.S. GOVERNMENT SECURITIES FUND
Portfolio of Investments (continued)
November 30, 1995

 CREDIT                                                 PRINCIPAL                       VALUE
RATINGS*                                                  AMOUNT         COST         (NOTE 2A)
--------                                                ----------    -----------    -----------
          MORTGAGE-BACKED SECURITIES -- 3.7%
AAA/Aaa   Citicorp Mortgage Securities Inc. Trust
            Series 1994-5 Class A2 TAC CMO REMIC 6.25%,
            03/25/24................................... $1,718,952    $ 1,720,623    $ 1,716,266
AAA/Aaa   Federal National Mortgage Association
            Series 1992-90 Class E PAC CMO REMIC 7.55%,
            10/25/16...................................  1,450,048      1,459,414      1,448,503
                                                                      -----------    -----------
          TOTAL MORTGAGE-BACKED SECURITIES.............                 3,180,037      3,164,769
                                                                      -----------    -----------
          ASSET-BACKED SECURITIES -- 14.5%
AAA/Aaa   Ford Motor Credit Co. Grantor Trust Series
            1994B Class A 7.30%, 10/15/99..............  2,662,015      2,661,216      2,720,952
AAA/Aaa   Chevy Chase Receivables Trust Series 1995-1
            Class A 6.00%, 12/15/01....................  4,160,824      4,157,573      4,174,325
AAA/Aaa   Premier Auto Trust Chrysler Auto Receivable
            Co. Series 1993-3 Class A3 4.90%,
            12/15/98...................................  1,411,738      1,411,547      1,399,883
          United Companies Financial Corp. Home Equity
            Loan:
AAA/Aaa   Series 1994A Class A1 4.825%, 03/10/05.......    306,451        306,451        304,061
AAA/Aaa   Series 1995A2 Class A7 8.30%, 02/10/26.......  3,544,148      3,593,478      3,693,286
                                                                      -----------    -----------
          TOTAL ASSET-BACKED SECURITIES................                12,130,265     12,292,507
                                                                      -----------    -----------
          CORPORATE BONDS -- 11.1%
AAA/Aaa   Bayerische Landesbank Subordinated Note
            6.375%, 10/15/05...........................  3,000,000      2,996,022      3,022,500
A+/A1     Commercial Credit Co. 7.375%, 04/15/05.......  4,000,000      4,059,620      4,260,000
A/A2      Household Finance Corp. 7.125%, 09/01/05.....  2,000,000      2,022,136      2,100,000
                                                                      -----------    -----------
          TOTAL CORPORATE BONDS........................                 9,077,778      9,382,500
                                                                      -----------    -----------
          TOTAL INVESTMENTS -- 100.8%..................               $82,697,578     85,438,173
                                                                      ===========
          LIABILITIES IN EXCESS OF OTHER
            ASSETS -- (0.8%)...........................                                 (641,276)
                                                                                     -----------
          NET ASSETS -- 100.0%.........................                              $84,796,897
                                                                                     ===========

See Footnotes to Portfolios and accompanying notes to financial statements.

THE HANOVER INVESTMENT FUNDS, INC.

THE BLUE CHIP GROWTH FUND
Portfolio of Investments
November 30, 1995

                                                                                          VALUE
  SHARES                                                                   COST         (NOTE 2A)
----------                                                              -----------    -----------
              COMMON STOCKS -- 96.1%
              ADVERTISING -- 0.8%
    28,000    Katz Media Group, Inc.+................................   $   567,597    $   462,000
                                                                        -----------    -----------
              AEROSPACE/DEFENSE -- 2.0%
    20,000    General Dynamics Corp. ................................     1,004,240      1,192,500
                                                                        -----------    -----------
              BANKS -- NATIONAL COMMERCIAL -- 7.0%
    13,000    BayBanks, Inc. ........................................       831,911      1,079,000
    25,000    Fifth Third Bancorp....................................     1,332,572      1,828,125
    51,200    Great Western Financial Corp. .........................     1,113,533      1,305,600
                                                                        -----------    -----------
                                                                          3,278,016      4,212,725
                                                                        -----------    -----------
              BEVERAGES -- 2.3%
    25,000    PepsiCo, Inc. .........................................       983,450      1,381,250
                                                                        -----------    -----------
              BROADCAST MEDIA -- 2.8%
    20,000    Lin Television Corp.+..................................       705,330        575,000
    59,500    Tele-Communications, Inc. Class A+.....................     1,010,520      1,100,750
                                                                        -----------    -----------
                                                                          1,715,850      1,675,750
                                                                        -----------    -----------
              CHEMICALS -- 2.9%
    44,900    Union Carbide Corp. Holding Co. .......................     1,397,960      1,779,162
                                                                        -----------    -----------
              COMPUTER SYSTEMS -- 4.4%
    25,800    Seagate Technology, Inc.+..............................       656,598      1,360,950
    35,000    Silicon Graphics, Inc.+................................     1,225,577      1,277,500
                                                                        -----------    -----------
                                                                          1,882,175      2,638,450
                                                                        -----------    -----------
              ELECTRICAL EQUIPMENT -- 7.0%
    33,000    AMP, Inc. .............................................     1,470,315      1,324,125
    18,200    Emerson Electric Co. ..................................     1,076,216      1,419,600
    22,000    General Electric Co. ..................................     1,237,668      1,479,500
                                                                        -----------    -----------
                                                                          3,784,199      4,223,225
                                                                        -----------    -----------
              ELECTRONICS-SEMICONDUCTORS -- 1.5%
    29,000    Lattice Semiconductor Corp.+...........................     1,128,413        935,250
                                                                        -----------    -----------
              ENTERTAINMENT -- 2.0%
    30,000    Time Warner, Inc. .....................................     1,127,000      1,200,000
                                                                        -----------    -----------
              FEDERAL CREDIT AGENCIES -- 1.8%
    10,000    Federal National Mortgage Association..................       728,250      1,095,000
                                                                        -----------    -----------

See Footnotes to Portfolios and accompanying notes to financial statements.

THE HANOVER INVESTMENT FUNDS, INC.

THE BLUE CHIP GROWTH FUND
Portfolio of Investments (continued)
November 30, 1995

                                                                                          VALUE
  SHARES                                                                   COST         (NOTE 2A)
----------                                                              -----------    -----------
              COMMON STOCKS -- (CONTINUED)
              FOOD PROCESSING -- 2.0%
    34,000    Quaker Oats Co. .......................................   $ 1,159,903    $ 1,181,500
                                                                        -----------    -----------
              HEALTH CARE -- 10.7%
    26,000    Abbott Laboratories....................................     1,121,718      1,056,250
    15,000    Bristol-Myers Squibb Co. ..............................     1,174,841      1,203,750
    24,000    Elan Corp. PLC Sponsored ADR+..........................       988,416      1,152,000
    21,600    Genzyme Corp.+.........................................     1,096,906      1,409,400
     8,000    Johnson & Johnson......................................       298,560        693,000
    16,000    Pfizer, Inc. ..........................................       616,200        928,000
                                                                        -----------    -----------
                                                                          5,296,641      6,442,400
                                                                        -----------    -----------
              HOUSEHOLD PRODUCTS -- 2.6%
    18,000    Procter & Gamble Co. ..................................     1,081,187      1,554,750
                                                                        -----------    -----------
              INSURANCE -- 6.1%
    28,200    American Re Corp. .....................................     1,121,979      1,163,250
    19,400    Exel Ltd. .............................................     1,140,947      1,210,075
    35,000    Selective Insurance Group..............................     1,118,605      1,330,000
                                                                        -----------    -----------
                                                                          3,381,531      3,703,325
                                                                        -----------    -----------
              MANIFOLD BUSINESS FORMS -- 1.6%
    43,000    New England Business Service, Inc. ....................       914,513        972,875
                                                                        -----------    -----------
              MANUFACTURING -- 2.5%
    47,800    Tyco International Ltd. ...............................     1,442,541      1,499,725
                                                                        -----------    -----------
              MEDICAL/HOSPITAL MANAGEMENT & SERVICES -- 5.0%
    16,000    Columbia/HCA Healthcare Corp. .........................       706,120        826,000
    30,000    Medaphis Corp.+........................................       960,702        975,000
    51,000    Mid Atlantic Medical Services, Inc.+...................     1,170,537      1,243,125
                                                                        -----------    -----------
                                                                          2,837,359      3,044,125
                                                                        -----------    -----------

See Footnotes to Portfolios and accompanying notes to financial statements.

THE HANOVER INVESTMENT FUNDS, INC.

THE BLUE CHIP GROWTH FUND
Portfolio of Investments (continued)
November 30, 1995

 SHARES/
PRINCIPAL                                                                                 VALUE
  AMOUNT                                                                   COST         (NOTE 2A)
----------                                                              -----------    -----------
              COMMON STOCKS -- (CONTINUED)
              MEDICAL PRODUCTS -- 2.8%
    30,800    Medtronic, Inc. .......................................   $ 1,129,536    $ 1,690,150
                                                                        -----------    -----------
              METALS -- 1.9%
    28,000    Crown Cork & Seal Co., Inc. ...........................     1,191,960      1,172,500
                                                                        -----------    -----------
              POLLUTION CONTROL -- 1.7%
    34,000    WMX Technologies, Inc. ................................       982,100      1,003,000
                                                                        -----------    -----------
              RETAIL-SPECIALTY LINE -- 6.2%
    36,000    Albertson's, Inc. .....................................     1,187,100      1,107,000
    37,300    Barnes & Noble Inc.+...................................     1,084,550      1,370,775
    34,000    CompUSA, Inc.+.........................................     1,418,276      1,262,250
                                                                        -----------    -----------
                                                                          3,689,926      3,740,025
                                                                        -----------    -----------
              SOFTWARE/COMPUTER SERVICES -- 7.2%
    20,000    Automatic Data Processing, Inc. .......................     1,044,456      1,592,500
    18,100    Cisco Systems, Inc.+...................................       569,323      1,522,663
    17,700    First Data Corp. ......................................     1,107,089      1,256,700
                                                                        -----------    -----------
                                                                          2,720,868      4,371,863
                                                                        -----------    -----------
              TELECOMMUNICATIONS -- 11.3%
    55,000    AirTouch Communications, Inc.+.........................     1,235,577      1,601,875
    20,000    American Telephone & Telegraph Corp. ..................     1,071,400      1,320,000
    77,000    Ericsson (L.M.) Telephone Co. Sponsored ADR............     1,466,884      1,828,750
    18,000    Motorola, Inc. ........................................     1,128,510      1,102,500
    30,000    WorldCom, Inc.+........................................       941,250        975,000
                                                                        -----------    -----------
                                                                          5,843,621      6,828,125
                                                                        -----------    -----------
              TOTAL COMMON STOCKS....................................    49,268,836     57,999,675
                                                                        -----------    -----------
              U.S. GOVERNMENT AGENCY OBLIGATION++ -- 6.0%
$3,640,000    Federal Home Loan Bank Discount Note 5.88%
                12/01/95.............................................     3,640,000      3,640,000
                                                                        -----------    -----------
              TOTAL INVESTMENTS -- 102.1%............................   $52,908,836     61,639,675
                                                                         ==========
              LIABILITIES IN EXCESS OF OTHER ASSETS -- (2.1%)........                   (1,239,724)
                                                                                       -----------
              NET ASSETS -- 100.0%...................................                  $60,399,951
                                                                                        ==========

See Footnotes to Portfolios and accompanying notes to financial statements.

THE HANOVER INVESTMENT FUNDS, INC.

THE SMALL CAPITALIZATION GROWTH FUND
Portfolio of Investments
November 30, 1995

                                                                                          VALUE
  SHARES                                                                   COST         (NOTE 2A)
----------                                                              -----------    -----------
              COMMON STOCKS -- 95.7%
              ADVERTISING -- 1.5%
    10,000    Catalina Marketing Corp.+ .............................   $   510,700    $  577,500
                                                                        -----------    -----------
              AUTO AND TRUCKS -- 4.7%
    65,000    Wabash National Corp. .................................     2,053,525     1,820,000
                                                                        -----------    -----------
              ELECTRONICS -- 6.0%
    40,000    Dallas Semiconductor Corp. ............................       767,892       860,000
    85,000    Recoton Corp.+.........................................     1,545,084     1,487,500
                                                                        -----------    -----------
                                                                          2,312,976     2,347,500
                                                                        -----------    -----------
              ELECTRICAL EQUIPMENT -- 5.9%
    45,000    Charter Power Systems, Inc. ...........................     1,193,327     1,119,375
    35,000    Gemstar International Group Ltd.+......................       493,625     1,194,375
                                                                        -----------    -----------
                                                                          1,686,952     2,313,750
                                                                        -----------    -----------
              FINANCIAL SERVICES -- 1.2%
    12,000    Irwin Financial Corp. .................................       427,875       474,000
                                                                        -----------    -----------
              HOME BUILDERS -- 1.4%
    30,000    Southern Energy Homes, Inc.+...........................       428,125       540,000
                                                                        -----------    -----------
              INSURANCE -- PROPERTY AND CASUALTY -- 11.7%
    22,000    Allied Group, Inc. ....................................       775,197       781,000
    45,000    CMAC Investment Corp. .................................     2,415,010     2,103,750
    15,000    Mutual Risk Management Ltd. ...........................       511,380       601,875
    40,000    Transnational Re Corp. Class A.........................       997,720     1,060,000
                                                                        -----------    -----------
                                                                          4,699,307     4,546,625
                                                                        -----------    -----------
              LODGING -- 2.3%
    42,000    Doubletree Corp.+......................................       839,500       892,500
                                                                        -----------    -----------
              MEDICAL/HOSPITAL MANAGEMENT AND SERVICES -- 3.8%
    45,000    Sierra Health Services, Inc.+..........................     1,304,743     1,473,750
                                                                        -----------    -----------
              MEDICAL SUPPLIES -- 0.3%
     5,000    Patterson Dental Co.+..................................       117,500       128,750
                                                                        -----------    -----------
              METAL -- 1.4%
    50,000    Sinter Metals, Inc. Class A+...........................       519,250       531,250
                                                                        -----------    -----------
              OIL AND GAS EQUIPMENT -- 1.0%
    40,000    Nabors Industries, Inc.+...............................       362,157       395,000
                                                                        -----------    -----------

See Footnotes to Portfolios and accompanying notes to financial statements.

THE HANOVER INVESTMENT FUNDS, INC.

THE SMALL CAPITALIZATION GROWTH FUND
Portfolio of Investments (continued)
November 30, 1995

                                                                                          VALUE
  SHARES                                                                   COST         (NOTE 2A)
----------                                                              -----------    -----------
              COMMON STOCKS -- (CONTINUED)
              RESTAURANTS -- 8.6%
    65,000    Buffets, Inc.+.........................................   $   859,286    $  861,250
    13,900    The Cheesecake Factory+................................       312,555       312,750
    15,000    Papa John's International, Inc.+.......................       543,125       643,125
    55,000    Rock Bottom Restaurants, Inc.+.........................       958,750       866,250
    30,000    Sonic Corp+............................................       586,875       660,000
                                                                        -----------    -----------
                                                                          3,260,591     3,343,375
                                                                        -----------    -----------
              RETAIL -- APPAREL -- 5.4%
    23,000    Gadzooks, Inc.+........................................       457,125       557,750
    65,000    Gymboree Corp.+........................................     1,674,750     1,535,625
                                                                        -----------    -----------
                                                                          2,131,875     2,093,375
                                                                        -----------    -----------
              RETAIL -- SPECIALTY LINE -- 13.3%
    27,000    Books-A-Million, Inc.+.................................       381,375       388,125
    15,000    Day Runner, Inc.+......................................       391,250       423,750
    35,000    Discount Auto Parts, Inc.+.............................     1,066,497       971,250
     2,000    Express Scripts, Inc. Class A+.........................        76,750        82,500
    80,000    Hollywood Entertainment Corp.+.........................     1,515,744     1,290,000
    50,000    The Finish Line, Inc. Class A+.........................       503,928       450,000
    30,000    Tractor Supply Co.+....................................       679,100       600,000
    38,000    Trend-Lines, Inc. Class A+.............................       522,562       456,000
    15,000    West Marine, Inc.+.....................................       453,375       504,375
                                                                        -----------    -----------
                                                                          5,590,581     5,166,000
                                                                        -----------    -----------
              SOFTWARE/COMPUTER SERVICES -- 12.6%
    54,000    FTP Software, Inc. ....................................     1,335,130     1,640,250
    45,000    Hyperion Software Corp.+...............................     1,971,500     1,991,250
    10,000    Micros Systems, Inc.+..................................       357,840       422,500
    30,000    SPS Transaction Services, Inc.+........................       826,692       828,750
                                                                        -----------    -----------
                                                                          4,491,162     4,882,750
                                                                        -----------    -----------

See Footnotes to Portfolios and accompanying notes to financial statements.

THE HANOVER INVESTMENT FUNDS, INC.

THE SMALL CAPITALIZATION GROWTH FUND
Portfolio of Investments (continued)
November 30, 1995

 SHARES/
PRINCIPAL                                                                                 VALUE
  AMOUNT                                                                   COST         (NOTE 2A)
----------                                                              -----------    -----------
              COMMON STOCKS -- (CONTINUED)
              TELECOMMUNICATIONS -- 12.7%
    35,000    Brightpoint Inc.+......................................   $   576,650    $   630,000
    83,000    Digi International, Inc.+..............................     1,791,670      1,929,750
    35,000    Octel Communications, Inc.+                                 1,192,187      1,150,625
    16,000    Periphonics Corp.+.....................................       411,000        432,000
    55,000    Westcott Communications, Inc.+.........................       823,125        783,750
                                                                        -----------    -----------
                                                                          4,794,632      4,926,125
                                                                        -----------    -----------
              TRUCKING AND LEASING -- 1.9%
    17,000    Heartland Express, Inc.+...............................       493,875        512,125
    15,000    Knight Transportation, Inc.+...........................       210,625        215,625
                                                                        -----------    -----------
                                                                            704,500        727,750
                                                                        -----------    -----------
              TOTAL COMMON STOCKS....................................    36,235,951     37,180,000
                                                                        -----------    -----------
              REPURCHASE AGREEMENT  -- 5.1%
$1,865,000    Barclays de Zoete Wedd Securities, Inc.
              dated 11/30/95, 5.75%, 12/01/95........................     1,986,000      1,986,000
              (Proceeds at maturity $1,986,317)
              collateralized by:
              $1,865,000 U.S. Treasury Note, 7.875%,
              11/15/99
                                                                        -----------    -----------
              TOTAL INVESTMENTS -- 100.8%............................   $38,221,951     39,166,000
                                                                         ==========
              LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.8%)........                     (295,308)
                                                                                       -----------
              NET ASSETS -- 100.0%...................................                  $38,870,692
                                                                                       ===========

See Footnotes to Portfolios and accompanying notes to financial statements.

THE HANOVER INVESTMENT FUNDS, INC.

THE AMERICAN VALUE FUND
Portfolio of Investments
November 30, 1995

                                                                                        VALUE
 SHARES                                                                  COST         (NOTE 2A)
--------                                                              ----------      ----------
            COMMON STOCKS -- 84.4%
            AGRICULTURE -- FIELD CROPS -- 2.0%
   4,400    Dole Food Co. .........................................   $  124,399      $  165,550
                                                                      ----------      ----------
            APPAREL -- 5.0%
  10,000    Liz Claiborne, Inc. ...................................      167,925         293,750
   8,400    Oshkosh B'Gosh, Inc. Class A...........................      122,850         128,100
                                                                      ----------      ----------
                                                                         290,775         421,850
                                                                      ----------      ----------
            BANKS AND FINANCIAL INSTITUTIONS -- 7.1%
   7,200    Ahmanson (H.F.) & Co. .................................      129,276         192,600
   5,700    Banc One Corp. ........................................      198,531         217,313
   1,400    BankAmerica Corp. .....................................       65,474          89,075
   1,200    Morgan (J.P.) & Co., Inc. .............................       74,358          94,200
                                                                      ----------      ----------
                                                                         467,639         593,188
                                                                      ----------      ----------
            BUILDING MATERIALS -- 1.8%
   5,000    Masco Corp. ...........................................      126,962         147,500
                                                                      ----------      ----------
            ENERGY -- OIL -- DOMESTIC -- 1.5%
   1,200    Atlantic Richfield Co. ................................      127,748         130,050
                                                                      ----------      ----------
            FEDERAL CREDIT AGENCIES -- 2.1%
   1,600    Federal National Mortgage Association..................      123,528         175,200
                                                                      ----------      ----------
            GAS COMPANIES AND SYSTEMS -- 1.8%
   5,000    El Paso Natural Gas Co. ...............................      152,831         153,750
                                                                      ----------      ----------
            HEALTH CARE -- 2.2%
   3,000    Merck & Co., Inc.......................................      121,365         185,625
                                                                      ----------      ----------
            HOUSEHOLD APPLIANCES -- 3.5%
   9,000    Sunbeam Corp., Inc. ...................................      139,095         146,250
   2,600    Whirlpool Corp. .......................................      134,458         144,300
                                                                      ----------      ----------
                                                                         273,553         290,550
                                                                      ----------      ----------
            INORGANIC CHEMICALS -- 3.7%
  12,000    Calgon Carbon Corp. ...................................      128,460         141,000
   5,600    OM Group Inc. .........................................      124,600         171,500
                                                                      ----------      ----------
                                                                         253,060         312,500
                                                                      ----------      ----------

See Footnotes to Portfolios and accompanying notes to financial statements.

THE HANOVER INVESTMENT FUNDS, INC.

THE AMERICAN VALUE FUND
Portfolio of Investments (continued)
November 30, 1995

                                                                                        VALUE
 SHARES                                                                  COST         (NOTE 2A)
--------                                                              ----------      ----------
            COMMON STOCKS -- (CONTINUED)
            INSURANCE -- 9.6%
   7,000    Allstate Corp. ........................................   $  215,810      $  287,000
   3,600    Aon Corp. .............................................      124,488         169,650
   7,000    First Colony Corp. ....................................      159,485         182,000
   2,400    SAFECO Corp. ..........................................      129,000         170,400
                                                                      ----------      ----------
                                                                         628,783         809,050
                                                                      ----------      ----------
            METAL FORGINGS AND STAMPINGS -- 1.7%
   9,200    Zero Corp. ............................................      129,174         146,050
                                                                      ----------      ----------
            METAL MINING -- 4.8%
   7,400    Cyprus Amax Minerals Co. ..............................      198,805         203,500
   5,500    Inco, Ltd. ............................................      140,003         195,937
                                                                      ----------      ----------
                                                                         338,808         399,437
                                                                      ----------      ----------
            OIL AND GAS FIELD SERVICES -- 1.7%
   2,200    Schlumberger, Ltd. ....................................      121,314         139,700
                                                                      ----------      ----------
            PAPER AND FOREST -- 2.4%
   7,500    Louisiana -- Pacific Corp. ............................      172,600         202,500
                                                                      ----------      ----------
            PHONE COMMUNICATIONS -- 1.2%
   3,200    U.S. West, Inc. .......................................       74,432         100,000
                                                                      ----------      ----------
            POLLUTION CONTROL -- 1.6%
   4,500    WMX Technologies, Inc. ................................      119,048         132,750
                                                                      ----------      ----------
            PUBLISHING AND PRINTING -- 4.4%
   3,400    Dun & Bradstreet Corp. ................................      196,982         212,075
   2,400    Tribune Co. ...........................................      129,204         154,800
                                                                      ----------      ----------
                                                                         326,186         366,875
                                                                      ----------      ----------
            REAL ESTATE INVESTMENT TRUST -- 1.9%
   2,500    BRE Properties Inc. Class A ...........................       80,250          82,813
   4,100    Real Estate Investment Trust of California.............       64,391          72,775
                                                                      ----------      ----------
                                                                         144,641         155,588
                                                                      ----------      ----------

See Footnotes to Portfolios and accompanying notes to financial statements.

THE HANOVER INVESTMENT FUNDS, INC.

THE AMERICAN VALUE FUND
Portfolio of Investments (continued)
November 30, 1995

                                                                                        VALUE
 SHARES                                                                  COST         (NOTE 2A)
--------                                                              ----------      ----------
            COMMON STOCKS -- (CONTINUED)
            RETAIL -- 7.2%
   2,000    Dayton Hudson Corp. ...................................   $  130,950      $  145,250
   4,600    Dillard Department Stores, Inc. Class A................      126,293         132,825
   4,000    Longs Drug Stores, Inc. ...............................      127,320         159,000
   7,000    Smith's Food & Drug Centers, Inc. Class B..............      145,810         168,875
                                                                      ----------      ----------
                                                                         530,373         605,950
                                                                      ----------      ----------
            STEEL -- 2.5%
   7,800    Oregon Steel Mills, Inc. ..............................      128,174         107,250
   5,300    Reliance Steel & Aluminum Co. .........................       64,024          99,375
                                                                      ----------      ----------
                                                                         192,198         206,625
                                                                      ----------      ----------
            SURGICAL INSTRUMENTS -- 3.6%
   4,400    Bard (C.R.), Inc. .....................................      119,790         127,050
   4,200    Baxter International, Inc. ............................      122,922         176,400
                                                                      ----------      ----------
                                                                         242,712         303,450
                                                                      ----------      ----------
            TECHNOLOGY -- 5.8%
   3,600    Digital Equipment Corp.+...............................      131,013         211,950
   1,800    Raytheon Co. ..........................................       62,622          80,100
   6,000    Stratus Computer, Inc.+................................      167,605         199,500
                                                                      ----------      ----------
                                                                         361,240         491,550
                                                                      ----------      ----------
            TIRES AND INNER TUBES -- 2.0%
   4,000    The Goodyear Tire & Rubber Co. ........................      147,425         169,500
                                                                      ----------      ----------
            TRANSPORTATION -- 3.3%
   5,000    Alexander & Baldwin Inc. ..............................      112,176         121,250
   2,000    Norfolk Southern Corp. ................................      125,410         157,500
                                                                      ----------      ----------
                                                                         237,586         278,750
                                                                      ----------      ----------
            TOTAL COMMON STOCKS....................................    5,828,380       7,083,538
                                                                      ----------      ----------

See Footnotes to Portfolios and accompanying notes to financial statements.

THE HANOVER INVESTMENT FUNDS, INC.

THE AMERICAN VALUE FUND
Portfolio of Investments (continued)
November 30, 1995

PRINCIPAL                                                                               VALUE
 AMOUNT                                                                  COST         (NOTE 2A)
--------                                                              ----------      ----------
            COMMERCIAL PAPER++ -- 10.8%
$272,000    American Express Credit Corp. Promissory Note 5.86%
            12/11/95...............................................   $  271,564      $  271,564
 396,000    Ford Motor Credit Co. Promissory Note 5.84% 12/05/95...      395,747         395,747
 240,000    General Electric Capital Corp. Promissory Note 5.80%
            12/01/95...............................................      240,000         240,000
                                                                      ----------      ----------
            TOTAL COMMERCIAL PAPER.................................      907,311         907,311
                                                                      ----------      ----------
            U.S. TREASURY BILLS++ -- 4.3%
 335,000    5.34% 12/14/95.........................................      334,367         334,367
  30,000    5.36% 01/18/96.........................................       29,790          29,790
                                                                      ----------      ----------
            TOTAL U.S TREASURY BILLS...............................      364,157         364,157
                                                                      ----------      ----------
            TOTAL INVESTMENTS -- 99.5%.............................   $7,099,848       8,355,006
                                                                       =========
            OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.5%..........                       43,584
                                                                                      ----------
            NET ASSETS -- 100.0%...................................                   $8,398,590
                                                                                       =========

See Footnotes to Portfolios and accompanying notes to financial statements.

THE HANOVER INVESTMENT FUNDS, INC.
Footnotes to Portfolios (unaudited)

 * Credit Ratings given by Standard and Poor's Ratings Group & Moody's Investors Service, Inc.

Standard & Poor's     Moody's
    Long-Term        Long-Term
     Rating           Rating
-----------------    ---------
       AAA              Aaa        Instrument judged to be of the best quality and
                                   carrying the smallest amount of credit risk.
        A                A         Instrument judged to have adequate security of
                                   interest and principal but certain protective
                                   elements may be lacking.

    U.S. Government Issues have assumed ratings of AAA/Aaa.

 ** Maturity date shown is the first callable date.

  + Non-income producing security.

 ++ Rate shown is yield to maturity on date of purchase.

INVESTMENT PERCENTAGES SHOWN ARE CALCULATED AS A PERCENTAGE OF NET ASSETS.

ABBREVIATIONS USED IN THE PORTFOLIOS:

ADR          American Depository Receipt
CMO          Collateralized Mortgage Obligation
PAC          Planned Amortization Class
REMIC        Real Estate Mortgage Investment Conduit
TAC          Targeted Amortization Class

THE HANOVER INVESTMENT FUNDS, INC.
Statement of Assets and Liabilities
November 30, 1995

                                                             THE           THE
                                                         SHORT TERM       U.S.            THE
                                                            U.S.       GOVERNMENT      BLUE CHIP
                                                         GOVERNMENT    SECURITIES        GROWTH
                                                            FUND          FUND            FUND
                                                         -----------   -----------   --------------
ASSETS:
  Investments in securities, at value (cost $9,635,234,
     $82,697,578, and $52,908,836, respectively)
     (Note 2A).........................................  $ 9,736,610   $85,438,173    $ 61,639,675
  Cash.................................................       28,927       100,084         192,494
  Interest and dividends receivable....................       53,951       875,098          52,507
  Receivable from Co-Administrator (Note 4)............       11,715        59,751          39,194
  Receivable from Fund shares sold.....................           --             3           6,152
  Receivable for securities sold.......................           --            --         944,019
  Deferred organizational costs (Note 2E)..............       36,560        26,475          26,475
  Other assets.........................................        3,105        13,961           9,404
                                                         -----------   -----------   --------------
     Total assets......................................    9,870,868    86,513,545      62,909,920
                                                         -----------   -----------   --------------
LIABILITIES:
  Dividend payable (Note 2C)...........................       17,546       361,818              --
  Payable for Fund shares redeemed.....................       95,056       131,008         109,543
  Payable for securities purchased.....................           --     1,117,874       2,320,470
  Fund accounting fee payable (Note 4).................        2,548         2,737           2,500
  Shareholder servicing fee payable (Note 5)...........        2,186        17,332          12,290
  Transfer agent fee payable (Note 6)..................        1,001         3,833           2,615
  Custodian fee payable (Note 6).......................        1,602         4,200           4,000
  Investment advisory fee payable (Note 3).............           --        31,197          29,496
  Other accrued liabilities............................       12,856        46,649          29,055
                                                         -----------   -----------   --------------
     Total liabilities.................................      132,795     1,716,648       2,509,969
                                                         -----------   -----------   --------------
NET ASSETS:
  Shares of capital stock outstanding (par value of
     $.001 per share); two hundred million shares
     authorized........................................          991         8,333           4,646
  Additional paid-in capital...........................   10,446,686    83,201,274      47,028,901
  Accumulated undistributed net investment income......           --            --         180,765
  Accumulated undistributed net realized gain (loss) on
     investment transactions...........................     (810,980)   (1,153,305)      4,454,800
  Net unrealized appreciation on investments...........      101,376     2,740,595       8,730,839
                                                         -----------   -----------   --------------
Net assets applicable to outstanding shares............  $ 9,738,073   $84,796,897    $ 60,399,951
                                                          ==========    ==========     ===========
Investor Shares:
  Shares of capital stock outstanding..................      991,296     8,330,605       4,640,565
                                                            ========    ==========     ===========
  Net asset value per share outstanding................        $9.82        $10.18          $13.00
                                                               =====         =====         =======
Advisor Shares:
  Shares of capital stock outstanding..................            5         2,881           5,224
                                                               =====         =====         =======
  Net asset value per share outstanding................        $9.82        $10.18          $13.00
                                                               =====         =====         =======
  Maximum offering price per share ($9.82/.9825,
     $10.18/.9575, and $13.00/.9575, respectively).....        $9.99        $10.63          $13.58
                                                               =====         =====         =======

See accompanying notes to financial statements.

THE HANOVER INVESTMENT FUNDS, INC.
Statement of Assets and Liabilities (continued)
November 30, 1995

                                                                          THE
                                                                         SMALL           THE
                                                                     CAPITALIZATION    AMERICAN
                                                                         GROWTH         VALUE
                                                                          FUND           FUND
                                                                     --------------   ----------
ASSETS:
  Investments in securities, at value (cost $38,221,951, and
     $7,099,848, respectively) (Note 2A)...........................   $ 39,166,000    $8,355,006
  Cash.............................................................            264         4,022
  Receivable for securities sold...................................        454,589        --
  Interest and dividends receivable................................          8,642        18,968
  Receivable from Co-Administrator (Note 4)........................         16,565        --
  Deferred organizational costs (Note 2E)..........................         27,467        45,550
  Other assets.....................................................          3,270            89
                                                                     --------------   ----------
     Total assets..................................................     39,676,797     8,423,635
                                                                     --------------   ----------
LIABILITIES:
  Payable for securities purchased.................................        741,750        --
  Payable for Fund shares redeemed.................................          4,582        --
  Investment advisory fee payable (Note 3).........................         25,073        --
  Fund accounting fee payable (Note 4).............................          2,800        10,096
  Shareholder servicing fee payable (Note 5).......................          2,471         1,679
  Custodian fee payable (Note 6)...................................          5,362         1,999
  Transfer agent fee payable (Note 6)..............................          2,854         1,454
  Other accrued liabilities........................................         21,213         9,817
                                                                     --------------   ----------
     Total liabilities.............................................        806,105        25,045
                                                                     --------------   ----------
NET ASSETS:
  Shares of capital stock outstanding (par value of $.001 per share);
     two hundred million shares authorized.........................          3,475           694
  Additional paid-in capital.......................................     34,773,381     7,016,580
  Accumulated undistributed net investment income (loss)...........       (205,288)       70,410
  Accumulated undistributed net realized gain on investment
     transactions..................................................      3,355,075        55,748
  Net unrealized appreciation on investments.......................        944,049     1,255,158
                                                                     --------------   ----------
Net assets applicable to outstanding shares........................   $ 38,870,692    $8,398,590
                                                                      ============    ==========
Investor Shares:
  Shares of capital stock outstanding..............................        943,995       693,769
                                                                       ===========      ========
  Net asset value per share outstanding............................         $11.15        $12.11
                                                                            ======        ======
CBC Benefit Shares:
  Shares of capital stock outstanding..............................      2,529,829          --
                                                                       ===========      ========
  Net asset value per share outstanding............................         $11.20          --
                                                                            ======        ======
Adviser Shares:
  Shares of capital stock outstanding..............................          1,003             5
                                                                       ===========      ========
  Net asset value per share outstanding............................         $11.15        $12.11
                                                                            ======        ======
  Maximum offering price per share ($11.15/.9575 and $12.11/.9575,
     respectively).................................................         $11.71        $12.71
                                                                            ======        ======

See accompanying notes to financial statements.

THE HANOVER INVESTMENT FUNDS, INC.
Statement of Operations
For the Year Ended November 30, 1995

                                                             THE           THE
                                                          SHORT TERM      U.S.           THE
                                                             U.S.      GOVERNMENT     BLUE CHIP
                                                          GOVERNMENT   SECURITIES      GROWTH
                                                             FUND         FUND          FUND
                                                          ----------   -----------   -----------
NET INVESTMENT INCOME:
INCOME:
  Interest..............................................  $ 744,006    $ 5,411,062   $   181,805
  Dividends.............................................     --            --            818,128
                                                          ----------   -----------   -----------
                                                            744,006      5,411,062       999,933
                                                          ----------   -----------   -----------
EXPENSES:
  Investment advisory (Note 3)..........................      41,422       408,269       360,481
  Shareholder servicing (Notes 1 & 5)...................      29,588       204,134       128,743
  Fund accounting (Note 4)..............................      30,901        36,000        32,809
  Amortization of organization expenses (Note 2E).......      16,334        11,914        11,914
  Registration..........................................      19,210        23,681        21,765
  Reports to shareholders...............................       7,209        14,945        11,680
  Transfer agent (Note 6)...............................       5,981        23,360        17,038
  Custodian (Note 6)....................................       7,168        22,317        21,907
  Administrative services (Note 4)......................       5,326        36,744        23,174
  Audit.................................................       4,000        23,692        13,239
  Co-Administrative services (Note 4)...................       3,551        24,496        15,449
  Legal.................................................       9,170        56,852        33,810
  Directors.............................................       2,087        11,660        10,625
  Insurance.............................................         580         1,665         1,022
  Miscellaneous.........................................       2,665        10,143         6,886
                                                          ----------   -----------   -----------
     Total expenses before waivers or reimbursements....     185,192       909,872       710,542
     Expenses waived or reimbursed by Investment
       Advisers, Administrators & Custodian (Notes 3, 4
       & 6).............................................    (101,946)     (219,788)     (195,166)
                                                          ----------   -----------   -----------
  Net expenses..........................................      83,246       690,084       515,376
                                                          ----------   -----------   -----------
NET INVESTMENT INCOME...................................     660,760     4,720,978       484,557
                                                          ----------   -----------   -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investment transactions..........      57,175     2,432,044     5,085,436
  Change in net unrealized appreciation on
     investments........................................     335,030     5,455,517     9,251,595
                                                          ----------    ----------   -----------
  Net realized and unrealized gain on investments.......     392,205     7,887,561    14,337,031
                                                          ----------   -----------   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....  $1,052,965   $12,608,539   $14,821,588
                                                          ==========    ==========    ==========

See accompanying notes to financial statements.

THE HANOVER INVESTMENT FUNDS, INC.
Statement of Operations (continued)
For the Year Ended November 30, 1995

                                                                         THE
                                                                        SMALL             THE
                                                                    CAPITALIZATION      AMERICAN
                                                                        GROWTH           VALUE
                                                                         FUND            FUND*
                                                                    --------------     ----------
NET INVESTMENT INCOME (LOSS):
INCOME:
  Interest........................................................    $  103,333       $   68,943
  Dividends.......................................................        87,077          117,993
                                                                    --------------     ----------
                                                                         190,410          186,936
                                                                    --------------     ----------
EXPENSES:
  Investment Advisory (Note 3)....................................       257,846           40,278
  Shareholder servicing (Notes 1 & 5).............................        33,982           14,385
  Fund accounting (Note 4)........................................        33,000           27,182
  Custodian (Note 6)..............................................        23,651            7,225
  Administrative services (Note 4)................................        15,471            2,589
  Registration....................................................        18,932              910
  Transfer agent (Note 6).........................................        11,149            3,715
  Amortization of organization expenses (Note 2E).................        11,768            8,997
  Co-Administrative services (Note 4).............................        10,314            1,726
  Reports to shareholders.........................................         8,767            2,100
  Audit...........................................................         7,869            2,809
  Legal...........................................................        21,609            3,000
  Directors.......................................................         4,394              531
  Insurance.......................................................           537               68
  Miscellaneous...................................................         4,501            2,573
                                                                    --------------     ----------
     Total expenses before waivers or reimbursements..............       463,790          118,088
     Expenses waived or reimbursed by Investment Advisers,
       Administrators & Custodian (Notes 3, 4 & 6)................       (68,092)         (46,162)
                                                                    --------------     ----------
  Net expenses....................................................       395,698           71,926
                                                                    --------------     ----------
NET INVESTMENT INCOME (LOSS)......................................      (205,288)         115,010
                                                                    --------------     ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENT:
  Net realized gain on investment transactions....................     3,671,171           55,748
  Change in net unrealized appreciation on investments............     1,695,433        1,255,158
                                                                    --------------     ----------
  Net realized and unrealized gain on investments.................     5,366,604        1,310,906
                                                                    --------------     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............    $5,161,316       $1,425,916
                                                                     ===========        =========

* Fund commenced operations on February 3, 1995.

See accompanying notes to financial statements.

THE HANOVER INVESTMENT FUNDS, INC.
Statement of Changes in Net Assets
For the Year Ended November 30, 1995

                                               THE SHORT TERM U.S.             THE U.S. GOVERNMENT
                                                 GOVERNMENT FUND                 SECURITIES FUND
                                           ----------------------------    ----------------------------
                                             YEAR ENDED NOVEMBER 30,         YEAR ENDED NOVEMBER 30,
                                           ----------------------------    ----------------------------
                                               1995            1994            1995            1994
                                           ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income..................  $    660,760    $    963,126    $  4,720,978    $  4,166,265
  Net realized gain (loss) on investment
     transactions........................        57,175        (843,113)      2,432,044      (3,585,206)
  Change in net unrealized appreciation
     (depreciation) on investments.......       335,030         (84,175)      5,455,517      (4,199,045)
                                           ------------    ------------    ------------    ------------
Net increase (decrease) in net assets
  resulting from operations..............     1,052,965          35,838      12,608,539      (3,617,986)
                                           ------------    ------------    ------------    ------------
Distributions to shareholders:
  Net investment income
     Investor Shares.....................      (660,186)       (963,126)     (4,720,153)     (4,166,265)
     Advisor Shares......................          (574)             --            (825)             --
                                           ------------    ------------    ------------    ------------
                                               (660,760)       (963,126)     (4,720,978)     (4,166,265)
                                           ------------    ------------    ------------    ------------
  Net realized gain on investment
     transactions:
     Investor Shares.....................            --        (161,552)             --        (829,071)
     Advisor Shares......................            --              --              --              --
                                           ------------    ------------    ------------    ------------
                                                     --        (161,552)             --        (829,071)
                                           ------------    ------------    ------------    ------------
Total distributions to shareholders......      (660,760)     (1,124,678)     (4,720,978)     (4,995,336)
                                           ------------    ------------    ------------    ------------
Capital share transactions:
  Proceeds from sales of shares:
     Investor Shares.....................    15,548,471      28,727,845      15,138,183      41,684,392
     Advisor Shares......................        19,802              --          27,088              --
                                           ------------    ------------    ------------    ------------
                                             15,568,273      28,727,845      15,165,271      41,684,392
                                           ------------    ------------    ------------    ------------
  Net asset value of shares issued in
     reinvestment of distributions:
       Investor Shares...................       393,939         699,093         135,296         110,210
       Advisor Shares....................           516              --             824              --
                                           ------------    ------------    ------------    ------------
                                                394,455         699,093         136,120         110,210
                                           ------------    ------------    ------------    ------------
  Cost of shares redeemed:
     Investor Shares.....................   (24,207,084)    (30,829,009)    (22,040,933)    (35,621,704)
     Advisor Shares......................       (20,705)             --              --              --
                                           ------------    ------------    ------------    ------------
                                            (24,227,789)    (30,829,009)    (22,040,933)    (35,621,704)
                                           ------------    ------------    ------------    ------------
Net increase (decrease) in net assets
  derived from capital share
  transactions...........................    (8,265,061)     (1,402,071)     (6,739,542)      6,172,898
                                           ------------    ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS....    (7,872,856)     (2,490,911)      1,148,019      (2,440,424)
NET ASSETS:
  Beginning of period....................    17,610,929      20,101,840      83,648,878      86,089,302
                                           ------------    ------------    ------------    ------------
  End of period..........................  $  9,738,073    $ 17,610,929    $ 84,796,897    $ 83,648,878
                                            ===========     ===========     ===========     ===========

See accompanying notes to financial statements.

THE HANOVER INVESTMENT FUNDS, INC.
Statement of Changes in Net Assets (continued)
For the Year Ended November 30, 1995

                                                               THE BLUE CHIP           THE SMALL CAPITALIZATION
                                                                GROWTH FUND                   GROWTH FUND
                                                        ---------------------------   ---------------------------
                                                          YEAR ENDED NOVEMBER 30,       YEAR ENDED NOVEMBER 30,
                                                        ---------------------------   ---------------------------
                                                            1995           1994           1995           1994
                                                        ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income (loss)........................  $    484,557   $   741,261    $   (205,288)  $  (176,703)
  Net realized gain (loss) on investment
    transactions......................................     5,085,436      (497,475)      3,671,171      (203,857)
  Change in net unrealized appreciation (depreciation)
    on investments....................................     9,251,595    (1,509,036)      1,695,433    (1,526,095)
                                                        ------------   -----------    ------------   -----------
Net increase (decrease) in net assets resulting
  from operations.....................................    14,821,588    (1,265,250)      5,161,316    (1,906,655)
                                                        ------------   -----------    ------------   -----------
Distributions to shareholders:
  Net Investment Income:
    Investor Shares...................................      (715,876)     (716,018)             --            --
    CBC Benefit Shares................................            --            --              --            --
    Advisor Shares....................................          (110)           --              --            --
                                                        ------------   -----------    ------------   -----------
                                                            (715,986)     (716,018)             --            --
                                                        ------------   -----------    ------------   -----------
  Net realized gain on investment transactions:
    Investor Shares...................................            --      (278,016)             --            --
    CBC Benefit Shares................................            --            --              --            --
    Advisor Shares....................................            --            --              --            --
                                                        ------------   -----------    ------------   -----------
                                                                  --      (278,016)             --            --
                                                        ------------   -----------    ------------   -----------
Total distribution to shareholders....................      (715,986)     (994,034)             --            --
                                                        ------------   -----------    ------------   -----------
Capital share transactions:
  Proceeds from sales of shares:
    Investor Shares...................................    13,436,248    23,109,002       2,592,672     6,857,309
    CBC Benefit Shares................................            --            --      14,352,000    10,763,584
    Advisor Shares....................................        64,812         8,074          11,294            --
                                                        ------------   -----------    ------------   -----------
                                                          13,501,060    23,117,076      16,955,966    17,620,893
                                                        ------------   -----------    ------------   -----------
  Net asset value of shares issued in reinvestment
    of distributions:
      Investor Shares.................................        40,905       143,973              --            --
      CBC Benefit Shares..............................            --            --              --            --
      Advisor Shares..................................           109            --              --            --
                                                        ------------   -----------    ------------   -----------
                                                              41,014       143,973              --            --
                                                        ------------   -----------    ------------   -----------
  Cost of shares redeemed:
    Investor Shares...................................   (13,963,655)  (33,261,342)    (11,502,063)   (4,429,670)
    CBC Benefit Shares................................            --            --              --            --
    Advisor Shares....................................        (8,227)           --              --            --
                                                        ------------   -----------    ------------   -----------
                                                         (13,971,882)  (33,261,342)    (11,502,063)   (4,429,670)
                                                        ------------   -----------    ------------   -----------
Net increase (decrease) in net assets derived from
  capital share transactions..........................      (429,808)  (10,000,293)      5,453,903    13,191,223
                                                        ------------   -----------    ------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS.................    13,675,794   (12,259,577)     10,615,219    11,284,568
NET ASSETS:
  Beginning of period.................................    46,724,157    58,983,734      28,255,473    16,970,905
                                                        ------------   -----------    ------------   -----------
  End of period.......................................  $ 60,399,951   $46,724,157    $ 38,870,692   $28,255,473
                                                        =============  ===========    =============  ===========
Undistributed net investment income (loss)
  (Notes 2D and 10)...................................      $180,765      $412,194       $(205,288)     $(50,598)
                                                            ========      ========       =========      ========

See accompanying notes to financial statements.

THE HANOVER INVESTMENT FUNDS, INC.
Statement of Changes in Net Assets (continued)
For the Period Ended November 30, 1995

                                                                                    THE AMERICAN
                                                                                     VALUE FUND
                                                                                    -------------
                                                                                    PERIOD ENDED
                                                                                    NOVEMBER 30,
                                                                                        1995*
                                                                                    -------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income...........................................................   $   115,010
  Net realized gain on investment transactions....................................        55,748
  Net unrealized appreciation on investments......................................     1,255,158
                                                                                    -------------
Net increase in net assets resulting from operations..............................     1,425,916
                                                                                    -------------
Distributions to shareholders:
  Net investment income
     Investor Shares..............................................................       (44,599)
     Advisor Shares...............................................................            (1)
                                                                                    -------------
Total distributions to shareholders...............................................       (44,600)
                                                                                    -------------
Capital share transactions:
  Proceeds from sales of shares:
     Investor Shares..............................................................     7,267,855
     Advisor Shares...............................................................            50
                                                                                    -------------
                                                                                       7,267,905
                                                                                    -------------
Net asset value of shares issued in reinvestment of distributions:
  Investor Shares.................................................................        44,599
  Advisor Shares..................................................................            --
                                                                                    -------------
                                                                                          44,599
                                                                                    -------------
Cost of shares redeemed:
  Investor Shares.................................................................      (295,230)
  Advisor Shares..................................................................            --
                                                                                    -------------
                                                                                        (295,230)
                                                                                    -------------
Net increase in net assets derived from capital share transactions................     7,017,274
                                                                                    -------------
NET INCREASE IN NET ASSETS........................................................     8,398,590
NET ASSETS:
  Beginning of period.............................................................            --
                                                                                    -------------
  End of period...................................................................   $ 8,398,590
                                                                                    =============
Undistributed net investment income (Notes 2D and 10).............................       $70,410
                                                                                    =============


* Fund commenced operations on February 3, 1995.

See accompanying notes to financial statements.

THE HANOVER INVESTMENT FUNDS, INC.
Notes to Financial Statements
November 30, 1995

1.  DESCRIPTION

     The Hanover Investment Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and was established as a Maryland corporation on October 29, 1992. The Articles of Incorporation of the Company authorize 200 million shares, having a par value of $.001 per share. The Company has ten separate investment portfolios: The Short Term U.S. Government Fund, The U.S. Government Securities Fund, The Tax Free Income Fund, The New York Tax Free Income Fund, The Blue Chip Growth Fund, The Small Capitalization Growth Fund, The American Value Fund, The New Jersey Tax Free Income Fund, The International Equity Fund and The International Bond Fund (each, a "Fund," collectively, the "Funds"). Each Fund that has commenced operations offered two classes of shares during the fiscal year: "Investor Shares" and "Advisor Shares," and The Small Capitalization Growth Fund offered a third class of shares during the fiscal year: "CBC Benefit Shares." Only certain investors are eligible to purchase Investor Shares and CBC Benefit Shares.

     The Short Term U.S. Government Fund commenced operations on February 25, 1993; The U.S. Government Securities Fund and The Blue Chip Growth Fund commenced operations on February 19, 1993; The Small Capitalization Growth Fund commenced operations on April 1, 1993; and The American Value Fund commenced operations on February 3, 1995. As of November 30, 1995, The Tax Free Income Fund, The New York Tax Free Income Fund, The New Jersey Tax Free Income Fund, The International Equity Fund and The International Bond Fund had not commenced operations.

     On February 28, 1994, all then issued and outstanding shares of the Company were redenominated "Investor Shares." Offering of the CBC Benefit Shares of The Small Capitalization Growth Fund commenced on April 15, 1994. As of November 30, 1995, none of the other Funds had offered any CBC Benefit Shares. Offering of the Advisor Shares of The Short Term U.S. Government Fund, The U.S. Government Securities Fund, The Blue Chip Growth Fund, The Small Capitalization Growth Fund and The American Value Fund commenced on March 7, 1995, May 3, 1995, August 15, 1994, August 7, 1995 and February 3, 1995, respectively.

     Each class of shares outstanding bears the same dividend, liquidation and other rights and conditions, except that the Investor Shares and Advisor Shares may bear separate distribution charges and shareholder servicing expenses not borne by the CBC Benefit Shares, and each class of shares can bear different transfer agency and printing and postage expenses. In addition, the Advisor Shares, unlike the Investor Shares and the CBC Benefit Shares, are subject to a sales load. Each class of shares has exclusive voting rights with respect to matters affecting only that class.

2.  SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

     A) SECURITY VALUATION: The Funds value investments at the last sales price on the securities exchange on which such securities are primarily traded. Over-the-counter securities, or exchange traded securities for which there are no transactions, are valued at the current bid price. Bonds and other fixed-income securities may be valued on the basis of prices provided by a pricing service approved by the Board of Directors of the Company. In the absence of market quotations, investments are valued at fair value as determined in good faith by, or at

THE HANOVER INVESTMENT FUNDS, INC.
Notes to Financial Statements (continued)
November 30, 1995

        the direction of the Directors. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity at purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity at purchase exceeded 60 days.

     B) INVESTMENT TRANSACTIONS AND INCOME: Investment transactions are recorded on the trade date. The cost of investments sold is determined by use of the specific identification method to calculate gain and loss on sales for both financial statement and Federal income tax purposes. Interest income, including the amortization of discount or premium, is recorded as earned. Dividend income is recorded on the ex-dividend date.

     C) DIVIDENDS TO SHAREHOLDERS: Dividends from net investment income are declared daily and paid monthly, generally on the first business day of each month for The Short Term U.S. Government Fund and The U.S. Government Securities Fund. In the case of The Blue Chip Growth Fund, The Small Capitalization Growth Fund and The American Value Fund, dividends will be paid at least annually. It is each Fund's intention to distribute, at least annually, substantially all net capital gains, if any, earned by the Fund.

     D) FEDERAL INCOME TAXES: Each Fund is a separate taxable entity for Federal income tax purposes, and intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes all of its "investment company taxable income," as defined in the Code, and net capital gains, if any, to its shareholders. Each Fund also intends to meet the distribution requirements to avoid the payment of an excise tax. Accordingly, no provision for Federal income taxes is required.

     E) ORGANIZATIONAL COSTS: The costs incurred by the Company in connection with its organization and initial registration and public offering of shares are being amortized on a straight-line basis for a five-year period beginning with the commencement of operations of each Fund. In the event that any of the initial shares of the Funds owned by Hanover Funds Distributor, Inc. are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized deferred organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

     F) DETERMINATION OF NET ASSET VALUE AND ALLOCATION OF EXPENSES: Expenses directly attributable to a Fund are charged to that Fund, other expenses are allocated proportionately among each Fund within the Company in relation to the net assets of each Fund, or on another reasonable basis. In calculating net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

3.  INVESTMENT ADVISERS

     The Portfolio Group, Inc. ("TPG") provides investment advisory services to The U.S. Government Securities Fund and The Blue Chip Growth Fund. TPG was organized in March 1983 and is a wholly-

THE HANOVER INVESTMENT FUNDS, INC.
Notes to Financial Statements (continued)
November 30, 1995

owned subsidiary of Chemical Banking Corporation, a bank holding company ("Chemical"). TPG provides a wide range of asset management services to individuals, institutions and retirement benefit plans.

     Texas Commerce Bank, National Association ("TCB") provides investment advisory services to The Short Term U.S. Government Fund. TCB has been in the investment counselling business since 1987 and is a wholly-owned subsidiary of Texas Commerce Bancshares, Inc., which is a wholly-owned subsidiary of Chemical. TCB renders investment advice to a wide variety of corporations, pension plans, foundations, trusts and individuals.

     Chemical Bank New Jersey, National Association (formerly known as Princeton Bank and Trust Company, National Association) ("CBNJ") provides investment advisory services to The Small Capitalization Growth Fund. CBNJ is a wholly-owned subsidiary of Chemical New Jersey Holdings Inc., which is a wholly-owned subsidiary of Chemical. CBNJ acts as the investment adviser to a wide variety of trusts, individuals, institutions and corporations.

     Van Deventer & Hoch ("VD&H") was organized in 1969. The firm is a general partnership which is equally owned by individuals who serve VD&H in key professional capacities and CBC Holdings (California), a wholly-owned subsidiary of Chemical. VD&H provides a wide range of asset management services to individuals, corporations, private and charitable trusts, endowments, foundations and retirement funds.

     Pursuant to the separate Advisory Agreements, TPG, TCB, CBNJ and VD&H act as Investment Advisers and, subject to the supervision and direction of the Company's Board of Directors, direct the investments of the Funds in accordance with their investment objectives and policies, make investment decisions and place orders to purchase and sell securities for the Funds. As compensation for their investment advisory services, the Advisers are each entitled to receive from the respective Funds they advise a monthly fee at an annual rate of the average daily net assets of the Funds as indicated below:

        The Short Term U.S. Government Fund...................................  0.35%
        The U.S. Government Securities Fund...................................  0.50%
        The Blue Chip Growth Fund.............................................  0.70%
        The Small Capitalization Growth Fund..................................  0.75%
        The American Value Fund...............................................  0.70%

THE HANOVER INVESTMENT FUNDS, INC.
Notes to Financial Statements (continued)
November 30, 1995

     For the year ended November 30, 1995, TPG, TCB (including Texas Commerce Investment Management Company, an affiliate of TCB which acted as investment adviser to The Short Term U.S. Government Fund prior to September 1, 1995), CBNJ and VD&H were entitled to and voluntarily waived the investment advisory fees as indicated below:

                                                                      ENTITLED     WAIVED
                                                                      --------     -------
    TPG:
      The U.S. Government Securities Fund...........................  $408,269     $40,827
      The Blue Chip Growth Fund.....................................   360,481      51,497
    TCB:
      The Short Term U.S. Government Fund...........................    41,422      41,422
    CBNJ:
      The Small Capitalization Growth Fund..........................   257,846          --
    VD&H:
      The American Value Fund.......................................    40,278      40,278

4.  ADMINISTRATORS

     Furman Selz Incorporated ("Furman Selz") serves as the Company's Administrator. Furman Selz provides management and administrative services for the operation of the Funds, furnishes office space and facilities required for conducting the business of the Funds and pays the compensation of the Company's officers affiliated with Furman Selz.

     As compensation for its administrative services, Furman Selz receives a monthly fee, based upon the aggregate average daily net assets of the Funds, at an annual rate of 0.06% of the first $500 million of the average daily net assets, 0.05% of the next $500 million of the average daily net assets and 0.04% of the average daily net assets in excess of $1 billion.

     Furman Selz provides fund accounting services for the Funds. Furman Selz commenced providing fund accounting services to The American Value Fund on February 3, 1995 and commenced providing fund accounting services to The Short Term U.S. Government Fund, The U.S. Government Securities Fund, The Blue Chip Growth Fund and The Small Capitalization Growth Fund on May 1, 1995. As compensation for its fund accounting services, Furman Selz receives a monthly fee of $2,500 from each Fund.

     Chemical Bank, a wholly-owned subsidiary of Chemical, serves as the Company's Co-Administrator and generally assists the Company in all aspects of its administration and operation. As compensation for its administrative services, Chemical Bank receives from each Fund a monthly fee at an annual rate of 0.03% of the average daily net assets of that Fund. In addition, Chemical Bank provided fund accounting services for the Funds (except The American Value
Fund) from December 1, 1994 to April 30, 1995 and received a monthly fee of $2,500 from each Fund during that period.

THE HANOVER INVESTMENT FUNDS, INC.
Notes to Financial Statements (continued)
November 30, 1995

     For the year ended November 30, 1995, Furman Selz and Chemical Bank were entitled to and voluntarily waived the administrative services and fund accounting fees as indicated below:

                                                               FURMAN SELZ        CHEMICAL BANK
                                                            -----------------   -----------------
                                                            ENTITLED  WAIVED    ENTITLED  WAIVED
                                                            --------  -------   --------  -------
The Short Term U.S. Government Fund........................ $22,826   $5,326    $16,051   $3,551
The U.S. Government Securities Fund........................  54,244   36,744     36,996   24,496
The Blue Chip Growth Fund..................................  40,674   23,174     27,949   17,590
The Small Capitalization Growth Fund.......................  32,971   15,471     22,814   10,314
The American Value Fund....................................  27,589    2,589      1,726    1,726

     Chemical Bank voluntarily reimbursed expenses of $50,569, $109,456, $92,356 and $36,320, respectively, to The Short Term U.S. Government Fund, The U.S. Government Securities Fund, The Blue Chip Growth Fund and The Small Capitalization Growth Fund for the year ended November 30, 1995.

     Certain of the states in which the shares of the Funds are qualified for sale impose limitations on the expenses of the Funds. If, in any fiscal year, the total expenses of a Fund (excluding taxes, interest, distribution expenses, brokerage commissions, certain portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and extraordinary expenses, but including the advisory and administrative services fees) exceed the expense limitations applicable to that Fund imposed by the securities regulations of any state, TPG, TCB, CBNJ, VD&H, Furman Selz and Chemical Bank will reimburse the Funds for expenses to meet these limitations. In the most restrictive state, aggregate annual expenses shall not normally exceed two and one-half percent (2 1/2%) of the first $30 million of the average net assets, two percent (2%) of the next $70 million of the average net assets and one and one-half percent (1 1/2%) of the remaining average net assets. For the year ended November 30, 1995, there were no reimbursements required as a result of these expense limitations for the Funds.

5.  SHAREHOLDER SERVICING AGENTS

     Pursuant to a Shareholder Servicing Plan adopted by the Board of Directors of the Company, the Company may enter into Shareholder Servicing Agreements with financial institutions ("Shareholder Servicing Agents"). Shareholder administrative support services are performed by Shareholder Servicing Agents for their customers who beneficially own shares. Such services, which are described more fully in the Statement of Additional Information, may include, among other things: (i) aggregating and processing purchase and redemption orders; (ii) placing net purchase and redemption orders with the Company's distributor; (iii) providing necessary personnel and facilities to establish and maintain customer accounts and records; (iv) processing dividend payments; and
(v) providing information periodically to beneficial owners showing their positions in the Funds' shares. Shareholder Servicing Agents may enter into arrangements with, and pay a portion of their fees to, other entities that perform or assist in performing shareholder administrative support services.

     For the services provided, the Company's Shareholder Servicing Plan permits the Funds to pay fees to Shareholder Servicing Agents at an annual rate of up to 0.30% of the average daily net asset value of shares of the Funds for which such Shareholder Servicing Agents provide services for the benefit of customers. The Company has entered into Shareholder Servicing Agreements with Chemical

THE HANOVER INVESTMENT FUNDS, INC.
Notes to Financial Statements (continued)
November 30, 1995

Bank, certain of its affiliates, Furman Selz and certain other broker-dealers, pursuant to which it has agreed to pay them a monthly fee from the Funds at an annual rate of 0.30% of the average daily net asset value of the shares in the Funds for which they provide services. The Company may appoint additional Shareholder Servicing Agents in the future.

     Shareholder Servicing Agents will provide their customers with a schedule of any credits, fees or other conditions that may be applicable to the investment of customer assets in the Funds' shares. The Company's Board of Directors has determined that the amount payable by each Fund in respect of "service fees" (as defined under Article III, Section 26 of the Rules of Fair Practice of the National Association of Securities Dealers, Inc.) does not exceed 0.25% of the average annual net assets of that Fund.

     For the year ended November 30, 1995, Chemical Bank and its affiliates and Furman Selz earned the shareholder servicing fees as indicated below:

                                                           CHEMICAL BANK
                                                                AND
                                                                ITS          FURMAN
                                                            AFFILIATES        SELZ
                                                           -------------     -------
        The Short Term U.S. Government Fund..............    $  29,146       $   58
        The U.S. Government Securities Fund..............      203,458          676
        The Blue Chip Growth Fund........................      128,580          163
        The Small Capitalization Growth Fund.............       28,988        4,479
        The American Value Fund..........................        3,101       11,284

6.  OTHER TRANSACTIONS WITH AFFILIATES

     Shares of the Company are distributed continuously on a best efforts basis and, in the case of Advisor Shares only, with a sales load, by the Company's Distributor, Hanover Funds Distributor, Inc. (the "Distributor"), an affiliate of Furman Selz.

     Solely for the purpose of reimbursing the Distributor for its expenses incurred in connection with certain activities primarily intended to result in the sale of Investor Shares of the Funds, the Company has adopted a Plan of Distribution for the Investor Shares (the "Investor Shares Plan") pursuant to Rule 12b-1 promulgated under the 1940 Act. Under the Investor Shares Plan, each Fund is authorized to spend up to 0.10% annually of its average daily net assets attributable to Investor Shares to reimburse the Distributor for such activities. Activities for which the Distributor may be reimbursed include (but are not limited to) the development and implementation of direct mail promotions and advertising for the Funds and the preparation, printing and distribution of prospectuses for the Funds to recipients other than existing shareholders. With respect to Advisor Shares, the Company has adopted a separate Plan of Distribution relating to such shares (the "Advisor Shares Plan") pursuant to Rule 12b-1. Under the Advisor Shares Plan, each Fund is authorized to spend up to 0.25% annually of its average daily net assets attributable to Advisor Shares for distribution and sales support services provided in connection with the sale of Advisor Shares. The CBC Benefit Shares do not bear any such fees. For the year ended November 30, 1995, none of the Funds made any payments under either the Investor Shares Plan or the Advisor Shares Plan.

     Chemical Bank serves as the Company's transfer agent and dividend disbursing agent, and is entitled to a fee of $10 per year for each shareholder account. Furman Selz serves as the Company's

THE HANOVER INVESTMENT FUNDS, INC.
Notes to Financial Statements (continued)
November 30, 1995

sub-transfer agent and provides the services to be performed by Chemical Bank as transfer agent, subject to the general supervision of Chemical Bank, and receives the fee to which Chemical Bank is entitled as transfer agent, and reimbursement for certain expenses.

     For the year ended November 30, 1995, Furman Selz was entitled to and voluntarily waived all sub-transfer agent fees as indicated below:

        The Short Term U.S. Government Fund.................................  $  610
        The U.S. Government Securities Fund.................................   1,328
        The Blue Chip Growth Fund...........................................   2,224
        The Small Capitalization Growth Fund................................   2,386
        The American Value Fund.............................................     715

     Chemical Bank serves as the Company's custodian, and receives a monthly fee at an annual rate of 0.020% of the first $250 million of the aggregate average daily net assets of the Company's Funds, 0.015% of the next $250 million of such assets and 0.005% of such assets in excess of $500 million, plus a fee of $25 for each transaction involving a security which is not book-entry and $15 for each transaction involving a book-entry security, and reimbursement for out-of-pocket expenses.

     For the year ended November 30, 1995, Chemical Bank was entitled to and voluntarily waived the custodian fees as indicated below:

                                                                        ENTITLED   WAIVED
                                                                        -------    ------
    The Short Term U.S. Government Fund...............................  $ 7,168    $  468
    The U.S. Government Securities Fund...............................   22,317     6,937
    The Blue Chip Growth Fund.........................................   21,907     8,325
    The Small Capitalization Growth Fund..............................   23,651     3,601
    The American Value Fund...........................................    7,225       854

7.  REPURCHASE AGREEMENTS

     The Funds may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet the credit guidelines established by the Board of Directors of the Company. The Funds will always receive and maintain securities as collateral whose market value, including accrued interest, will equal or exceed the value of the dollar amount invested by that Fund in each agreement, and that Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

THE HANOVER INVESTMENT FUNDS, INC.
Notes to Financial Statements (continued)
November 30, 1995

8.  PORTFOLIO SECURITY TRANSACTIONS

     The cost of securities purchased ("purchases") and proceeds from securities sold ("sales"), (excluding short-term securities) for the year ended November 30, 1995 were as follows:

                                             COMMON STOCKS AND BONDS    U.S. GOVERNMENT OBLIGATIONS
                                            -------------------------   ---------------------------
                                             PURCHASES       SALES       PURCHASES        SALES
                                            -----------   -----------   ------------   ------------
The Short Term U.S. Government Fund........     --            --        $ 44,384,930   $ 43,496,572
The U.S. Government Securities Fund........     --            --         171,485,033    170,989,157
The Blue Chip Growth Fund.................. $75,867,119   $76,256,127        --             --
The Small Capitalization Growth Fund.......  71,796,271    67,488,697        --             --
The American Value Fund....................   6,371,964       599,302        --             --

     Unrealized appreciation (depreciation) at November 30, 1995 based on cost of securities for Federal income tax purposes is as follows:

                                                                GROSS         GROSS          NET
                                                 AGGREGATE    UNREALIZED   UNREALIZED    UNREALIZED
                                                   COST       APPRECIATION DEPRECIATION APPRECIATION
                                                -----------   ----------   -----------  -------------
The Short Term U.S. Government Fund...........  $ 9,636,127   $  100,609   $       126   $   100,483
The U.S. Government Securities Fund...........   82,826,298    2,648,520        36,645     2,611,875
The Blue Chip Growth Fund.....................   52,993,741    9,606,631       960,697     8,645,934
The Small Capitalization Growth Fund..........   38,295,176    2,453,318     1,582,494       870,824
The American Value Fund.......................    7,099,856    1,276,073        20,923     1,255,150

9.  CAPITAL SHARE TRANSACTIONS

     The Company is authorized to issue 200 million shares of capital stock with a par value of $.001. Transactions in shares of the Funds for the year ended November 30, 1995 were as follows:

                                       THE SHORT TERM
                                      U.S. GOVERNMENT       THE U.S. GOVERNMENT        THE BLUE CHIP
                                            FUND              SECURITIES FUND           GROWTH FUND
                                    --------------------    --------------------    --------------------
                                     INVESTOR    ADVISOR     INVESTOR    ADVISOR     INVESTOR    ADVISOR
                                      SHARES     SHARES       SHARES     SHARES       SHARES     SHARES
                                    ----------   -------    ----------   -------    ----------   -------
Shares sold.......................   1,598,450    2,071      1,562,234    2,798      1,175,384    5,216
Shares issued in reinvestment of
  distributions...................      40,812       53         13,872       83          3,985       11
                                    ----------   -------    ----------   -------    ----------   -------
                                     1,639,262    2,124      1,576,106    2,881      1,179,369    5,227
Shares redeemed...................  (2,506,698)  (2,119 )   (2,306,076)      --     (1,272,508)    (802)
                                    ----------   -------    ----------   -------    ----------   -------
Net increase (decrease) in
  shares..........................    (867,436)      --       (729,970)   2,881        (93,139)   4,425
Beginning of period...............   1,858,732       --      9,060,575       --      4,733,704      799
                                    ----------   -------    ----------   -------    ----------   -------
End of period.....................     991,296        5      8,330,605    2,881      4,640,565    5,224
                                     =========   ======      =========   ======      =========   ======

THE HANOVER INVESTMENT FUNDS, INC.
Notes to Financial Statements (continued)
November 30, 1995

                                              THE SMALL CAPITALIZATION
                                                     GROWTH FUND                   THE AMERICAN
                                          ---------------------------------        VALUE FUND*
                                                           CBC                  ------------------
                                           INVESTOR      BENEFIT    ADVISOR     INVESTOR  ADVISOR
                                            SHARES       SHARES     SHARES      SHARES     SHARES
                                          ----------    ---------   -------     -------   --------
Shares sold.............................     243,125    1,407,803    1,003      717,500          5
Shares issued in reinvestment of
  distributions.........................          --           --       --        4,188         --
                                          ----------    ---------   -------     -------   --------
                                             243,125    1,407,803    1,003      721,688          5
Shares redeemed.........................  (1,123,247)          --       --      (27,919)        --
                                          ----------    ---------   -------     -------   --------
Net increase (decrease) in shares.......    (880,122)   1,407,803    1,003      693,769          5
Beginning of period.....................   1,824,117    1,122,026       --           --         --
                                          ----------    ---------   -------     -------   --------
End of period...........................     943,995    2,529,829    1,003      693,769          5
                                           =========    =========   =======     =======    =======

* Fund commenced operations on February 3, 1995.

10.  FEDERAL INCOME TAX STATUS

     For the year ended November 30, 1995, The Short Term U.S. Government Fund and The U.S. Government Securities Fund had net capital loss carryforwards of $810,117 and $1,024,893, respectively. These losses, which may be carried forward for eight years following the year incurred, may be used to offset future realized gains. Of the net capital loss carryforward for The Short Term U.S. Government Fund, $748,000 will expire at the year ending November 30, 2002 and $62,117 will expire at the year ending November 30, 2003. The entire net capital loss carryforward of The U.S. Government Securities Fund will expire at the year ending November 30, 2002.

     Effective December 1, 1993, the Company adopted Statement of Position 93-2, "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Gain Distributions by Investment Companies." Accordingly, permanent book and tax basis differences relating to shareholder distributions have been reclassified to paid in capital. As of November 30, 1995, The Small Capitalization Growth Fund reclassified $50,598 from undistributed net investment loss to paid in capital. Net investment loss, net realized loss, and net assets were not affected by this change.

11.  BANK MERGER

     In August 1995, Chemical Banking Corporation ("Chemical") and The Chase Manhattan Corporation ("Chase") announced that they had entered into a merger agreement. Following the merger of these two bank holding companies, The Chase Manhattan Bank, N.A. will be merged with and into Chemical Bank, at which time Chemical Bank will assume the Chase Manhattan name.

     In anticipation of the consummation of the foregoing mergers, the Board of Directors of The Hanover Investment Funds, Inc. (the "Company"), which is affiliated with Chemical, and the Board of Trustees of Mutual Fund Group ("Vista"), a mutual fund company affiliated with Chase, each have approved an Agreement and Plan of Reorganization and Liquidation (the "Agreement") between the Company and Vista. The Agreement provides that, subject to certain conditions, including approval of the Agreement by the shareholders of the Company and consummation of the merger of Chemical and Chase, each operating investment portfolio of the Company will sell all of its assets and liabilities to a

THE HANOVER INVESTMENT FUNDS, INC.
Notes to Financial Statements (continued)
November 30, 1995

corresponding existing or newly-created investment portfolio of Vista, in exchange for the issuance by Vista of shares of the respective acquiring investment portfolio. The value of the shares of a portfolio of Vista issued in connection with the contemplated transaction will equal the value of the net assets of the corresponding portfolio of the Company being sold. Each portfolio of the Company will distribute to its shareholders the shares of a particular class or classes received from Vista in cancellation of a corresponding class or classes of the outstanding shares of the Company, and shareholders of the Company will become shareholders of Vista. The total net asset value of the holdings of the shareholders of the Company immediately before and after the contemplated transaction will be the same. The Agreement provides that, subject to the satisfaction of the conditions contained therein, the transactions will be consummated before July 31, 1996.

THE HANOVER INVESTMENT FUNDS, INC.
Financial Highlights
For a share outstanding throughout each period

                                                        THE SHORT TERM U.S. GOVERNMENT FUND
                                                ---------------------------------------------------
                                                                               INVESTOR SHARES
                                                                          -------------------------
                                                     YEAR ENDED
                                                  NOVEMBER 30, 1995        PERIODS ENDED NOVEMBER
                                                ---------------------                30,
                                                INVESTOR     ADVISOR      -------------------------
                                                 SHARES      SHARES**        1994          1993*
                                                --------     --------     ----------     ----------
Net Asset Value, Beginning of Period..........    $ 9.47      $ 9.56         $ 9.95        $ 10.00
                                                  ------     -------        -------      ---------
Income from Investment Operations:
  Net investment income.......................      0.54        0.38           0.42           0.31
  Net gain (loss) on securities (both realized
     and unrealized)..........................      0.35        0.26          (0.40)         (0.05)
                                                  ------     -------        -------      ---------
  Total from Investment Operations............      0.89        0.64           0.02           0.26
                                                  ------     -------        -------      ---------
Less Distributions:
  Dividends from net investment income........     (0.54)      (0.38)         (0.42)         (0.31)
  Distributions from capital gains............        --          --          (0.08)            --
                                                  ------     -------        -------      ---------
  Total Distributions.........................     (0.54)      (0.38)         (0.50)         (0.31)
                                                  ------     -------        -------      ---------
Net Asset Value, End of Period................    $ 9.82      $ 9.82         $ 9.47        $  9.95
                                                  ======     =======        =======      =========
Total Return***...............................      9.62%       6.62%++        0.17%          2.59%++
Ratios/Supplemental Data:
  Net Assets, End of Period (in thousands)....  $  9,738      $   --       $ 17,611       $ 20,102
  Ratio of Expenses to Average Net
     Assets+++................................      0.71%       0.85%+         0.65%          0.45%+
  Ratio of Net Investment Income to Average
     Net Assets...............................      5.60%       5.30%+         4.29%          3.88%+
  Portfolio Turnover Rate.....................    395.60%     395.60%        491.55%        298.66%

---------------

  * Fund commenced operations on February 25, 1993.
 ** Sales of Advisor Shares began on March 7, 1995.
*** Until February 28, 1994, Investor Shares of the Fund were sold subject to the imposition of a sales load, which is not reflected in the Total Return figures. Advisor Shares of the Fund are sold subject to the imposition of a sales load, which is not reflected in the Total Return figures.
  + Annualized.
 ++ Total return not annualized.
+++ Ratios of expenses before effect of waivers/reimbursements were 1.56%, 5.90%
    (annualized), 1.14%, and 1.25% (annualized), respectively.

See accompanying notes to financial statements.

THE HANOVER INVESTMENT FUNDS, INC.
Financial Highlights (continued)
For a share outstanding throughout each period

                                                        THE U.S. GOVERNMENT SECURITIES FUND
                                                ---------------------------------------------------
                                                                               INVESTOR SHARES
                                                                          -------------------------
                                                     YEAR ENDED
                                                  NOVEMBER 30, 1995        PERIODS ENDED NOVEMBER
                                                ---------------------                30,
                                                INVESTOR     ADVISOR      -------------------------
                                                 SHARES      SHARES**        1994          1993*
                                                --------     --------     ----------     ----------
Net Asset Value, Beginning of Period..........  $   9.23      $ 9.59       $  10.27       $  10.00
                                                --------     -------      ---------      ---------
Income from Investment Operations:
  Net investment income.......................      0.56        0.30           0.50           0.34
  Net gain (loss) on securities (both realized
     and unrealized)..........................      0.95        0.61          (0.94)          0.27
                                                --------     -------      ---------      ---------
  Total from Investment Operations............      1.51        0.91          (0.44)          0.61
                                                --------     -------      ---------      ---------
Less Distributions:
  Dividends from net investment income........     (0.56)      (0.32)         (0.50)         (0.34)
  Distributions from capital gains............        --          --          (0.10)            --
                                                --------     -------      ---------      ---------
  Total Distributions.........................     (0.56)      (0.32)         (0.60)         (0.34)
                                                --------     -------      ---------      ---------
Net Asset Value, End of Period................  $  10.18      $10.18       $   9.23       $  10.27
                                                ========     =======      =========      =========
Total Return***...............................     16.82%       9.57%++       (4.41%)         6.16%++
Ratios/Supplemental Data:
  Net Assets, End of Period (in thousands)....  $ 83,304      $   28       $ 83,649       $ 86,089
  Ratio of Expenses to Average Net
     Assets+++................................      0.85%       0.83%+         0.85%          0.85%+
  Ratio of Net Investment Income to Average
     Net Assets...............................      5.78%       5.43%+         5.15%          4.26%+
  Portfolio Turnover Rate.....................    220.12%     220.12%        134.29%         37.45%

---------------
  * Fund commenced operations on February 19, 1993.
 ** Sales of Advisor Shares began on May 3, 1995.
*** Until February 28, 1994, Investor Shares of the Fund were sold subject to the imposition of a sales load, which is not reflected in the Total Return figures. Advisor Shares of the Fund are sold subject to the imposition of a sales load, which is not reflected in the Total Return figures.
  + Annualized.
 ++ Total return not annualized.
+++ Ratios of expenses before effect of waivers/reimbursements were 1.11%, 6.65%
    (annualized), 1.04%, and 1.04% (annualized), respectively.

See accompanying notes to financial statements.

THE HANOVER INVESTMENT FUNDS, INC.
Financial Highlights (continued)
For a share outstanding throughout each period

                                                               THE BLUE CHIP GROWTH FUND
                                        ------------------------------------------------------------------------
                                                                               PERIODS ENDED NOVEMBER 30,
                                                                        ----------------------------------------
                                               YEAR ENDED
                                           NOVEMBER 30, 1995                      1994                   1993*
                                        ------------------------        ------------------------        --------
                                        INVESTOR        ADVISOR         INVESTOR        ADVISOR         INVESTOR
                                         SHARES          SHARES          SHARES         SHARES**         SHARES
                                        --------        --------        --------        --------        --------
Net Asset Value, Beginning of Period... $   9.87        $  9.87         $  10.31        $ 10.08         $  10.00
                                        --------        --------        --------        --------        --------
Income from Investment Operations:
  Net investment income................     0.11           0.06             0.15           0.04             0.08
  Net gain (loss) on securities (both
    realized and unrealized)...........     3.17           3.21            (0.40)         (0.25 )           0.24
                                        --------        --------        --------        --------        --------
  Total from Investment Operations.....     3.28           3.27            (0.25)         (0.21 )           0.32
                                        --------        --------        --------        --------        --------
Less Distributions:
  Dividends from net investment
    income.............................    (0.15)         (0.14 )          (0.14)            --            (0.01)
  Distributions from capital gains.....       --             --            (0.05)            --               --
                                        --------        --------        --------        --------        --------
  Total Distributions..................    (0.15)         (0.14 )          (0.19)            --            (0.01)
                                        --------        --------        --------        --------        --------
Net Asset Value, End of Period......... $  13.00        $ 13.00         $   9.87        $  9.87         $  10.31
                                        ========        ========        ========        ========        ========
Total Return***........................    33.80%         33.65%           (2.55%)        (2.08 %)++        3.20%++
Ratios/Supplemental Data:
  Net Assets, End of Period (in
    thousands)......................... $ 60,332        $    68         $ 46,716        $     8         $ 58,984
  Ratio of Expenses to Average Net
    Assets+++..........................     1.00%          1.09%            1.00%          1.08%+           1.00%+
  Ratio of Net Investment Income to
    Average Net Assets.................     0.94%          0.53%            1.42%          1.35%+           0.97%+
  Portfolio Turnover Rate..............   157.68%        157.68%          102.59%        102.59%          103.27%

---------------
  * Fund commenced operations on February 19, 1993.
 ** Sales of Advisor Shares began on August 15, 1994.
*** Until February 28, 1994, Investor Shares of the Fund were sold subject to the imposition of a sales load, which is not reflected in the Total Return figures. Advisor Shares of the Fund are sold subject to the imposition of a sales load, which is not reflected in the Total Return figures.
  + Annualized.
 ++ Total return not annualized.
+++ Ratios of expenses before effect of waivers/reimbursements were 1.38%, 5.56%, 1.29%, 16.39% (annualized), and 1.28% (annualized), respectively.

See accompanying notes to financial statements.

THE HANOVER INVESTMENT FUNDS, INC.
Financial Highlights (continued)
For a share outstanding throughout each period

                                                      THE SMALL CAPITALIZATION GROWTH FUND
                               ----------------------------------------------------------------------------------
                                      YEAR ENDED NOVEMBER 30,                    PERIODS ENDED NOVEMBER 30,
                               --------------------------------------      --------------------------------------
                                                1995                                 1994                 1993*
                               --------------------------------------      ------------------------      --------
                               INVESTOR     CBC BENEFIT      ADVISOR       INVESTOR     CBC BENEFIT      INVESTOR
                                SHARES        SHARES        SHARES***       SHARES       SHARES**         SHARES
                               --------     -----------     ---------      --------     -----------      --------
Net Asset Value, Beginning
  of Period.................   $  9.59        $  9.60        $ 11.29       $ 10.66        $  9.53        $ 10.00
                               --------     -----------     ---------      --------     -----------      --------
Income from Investment
  Operations:
  Net investment loss.......     (0.08)         (0.05)         (0.04)        (0.08)         (0.03)         (0.05)
  Net gain (loss) on
    securities (both
    realized and
    unrealized).............      1.64           1.65          (0.10)        (0.99)          0.10           0.71
                               --------     -----------     ---------      --------     -----------      --------
  Total from Investment
    Operations..............      1.56           1.60          (0.14)        (1.07)          0.07           0.66
                               --------     -----------     ---------      --------     -----------      --------
Net Asset Value, End of
  Period....................   $ 11.15        $ 11.20        $ 11.15       $  9.59        $  9.60        $ 10.66
                               ========     ============    ==========     ========     ============     ========
Total Return****............     16.27%         16.67%         (1.24%)++    (10.04%)         0.74%++        6.60%++
Ratios/Supplemental Data:
  Net Assets, End of Period
    (in thousands)..........   $10,532        $28,328        $    11       $17,486        $10,769        $16,971
  Ratio of Expenses to
    Average Net Assets+++...      1.30%          1.05%          1.44+         1.30%          1.04%+         1.30%+
  Ratio of Net Investment
    Loss to Average Net
    Assets..................     (0.74%)        (0.51%)        (0.99%)+      (0.83%)        (0.52%)+       (0.74%)+
  Portfolio Turnover Rate...    208.03%        208.03%        208.03%       205.06%        205.06%        172.64%

---------------
   * Fund commenced operations on April 1, 1993.
  ** Sales of CBC Benefit Shares began on April 15, 1994.
 *** Sales of Advisor Shares began on August 7, 1995. Advisor Shares of the Fund are sold subject to the imposition of a sales load, which is not reflected in the Total Return figures.
**** Until February 28, 1994, Investor Shares of the Fund were sold subject to the imposition of a sales load, which is not reflected in the Total Return figures.
   + Annualized.
  ++ Total return not annualized.
 +++ Ratios of expenses before effect of waivers/reimbursements were 1.55%, 1.22%, 8.55% (annualized), 1.58%, 1.19% (annualized), and 1.94%
     (annualized), respectively.

See accompanying notes to financial statements.

THE HANOVER INVESTMENT FUNDS, INC.
Financial Highlights (continued)
For a share outstanding throughout the period

                                                                                 THE AMERICAN
                                                                                  VALUE FUND
                                                                                 ------------
                                                                                 PERIOD ENDED
                                                                                 NOVEMBER 30,
                                                                                    1995*
                                                                                 ------------
                                                                                   INVESTOR
                                                                                    SHARES
                                                                                 ------------
Net Asset Value, Beginning of Period...........................................     $10.00
                                                                                 ------------
Income from Investment Operations:
     Net investment income.....................................................       0.18
     Net gain on securities (both realized and unrealized).....................       2.00
                                                                                 ------------
     Total from Investment Operations..........................................       2.18
                                                                                 ------------
Less Distributions:
     Dividends from net investment income......................................      (0.07)
     Distributions from capital gains..........................................         --
                                                                                 ------------
     Total Distributions.......................................................      (0.07)
                                                                                 ------------
Net Asset Value, End of Period.................................................     $12.11
                                                                                 ===========
Total Return...................................................................      21.80%++
Ratios/Supplemental Data:
  Net Assets, End of Period (in thousands).....................................     $8,399
     Ratio of Expenses to Average Net Assets+++................................       1.23%+
     Ratio of Net Investment Income to Average Net Assets......................       1.97%+
     Portfolio Turnover Rate...................................................      11.28%

---------------

  * Fund commenced operations on February 3, 1995.
  + Annualized.
 ++ Total return not annualized.
+++ Ratio of expenses before effect of waivers was 2.03% (annualized).

    See accompanying notes to financial statements.

TAX STATUS OF DIVIDENDS PAID (UNAUDITED)

     The following table represents the tax status of dividends and distributions paid by the Company during the fiscal year ended November 30, 1995. Certain portions of this information were previously reported to you on Form 1099 at the close of calendar year 1994. This information is presented in order to comply with regulatory requirements and requires no current action on your part.

                                                                                          % OF INCOME
                                                                                         DERIVED FROM
                                                                             % OF         GOVERNMENT
                                                                            INCOME        SECURITIES
                                                           INCOME        DERIVED FROM    HELD SUBJECT
                                                       DIVIDENDS PAID     GOVERNMENT     TO REPURCHASE
                                                         PER SHARE        SECURITIES      AGREEMENTS
                                                       --------------    ------------    -------------
The Short Term U.S. Government Fund
  Investor Shares...................................       $0.539            84.1%            --
  Advisor Shares....................................        0.375            84.1             --
The U.S. Government Securities Fund
  Investor Shares...................................        0.560            79.3             --
  Advisor Shares....................................        0.316            79.3             --
The Blue Chip Growth Fund
  Investor Shares...................................        0.153            15.9             --
  Advisor Shares....................................        0.142            15.9             --
The Small Capitalization Growth Fund
  Investor Shares...................................           --              --             --
  CBC Benefit Shares................................           --              --             --
  Advisor Shares....................................           --              --             --
The American Value Fund
  Investor Shares...................................        0.070            16.3             --
  Advisor Shares....................................        0.070            16.3             --

     Additionally, 100% of the income dividends paid by The Blue Chip Growth Fund and American Value Fund qualify for the dividends received deduction available to corporations.

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors
  The Hanover Investment Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of The Hanover Investment Funds, Inc. (The Short Term U.S. Government Fund, The U.S. Government Securities Fund, The Blue Chip Growth Fund, The Small Capitalization Growth Fund and The American Value Fund), including the portfolios of investments, as of November 30, 1995, and the related statement of operations and statement of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification of securities owned at November 30, 1995, by count and by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hanover Investment Funds, Inc. (The Short Term U.S. Government Fund, The U.S. Government Securities Fund, The Blue Chip Growth Fund, The Small Capitalization Growth Fund and The American Value Fund), as of November 30, 1995, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

January 19, 1996

THE HANOVER INVESTMENT FUNDS, INC.

BOARD OF DIRECTORS

W. PERRY NEFF*++                     CHAIRMAN OF THE BOARD; Independent Financial Consultant
W. D. MACCALLAN*+                    (Retired) Former Chairman of the Board and
                                     Chief Executive Officer of The Adams Express Co. and
                                     Petroleum & Resources Corp.
DAVID P. SLOTERBECK, JR.*+           Principal, KV Partners
                                     * Member of Audit Committee
                                     + Member of Nominating Committee
                                     ++ Director who is an "interested person" of the Company
                                     as that term is defined in the Investment Company Act of
                                        1940.
---------------------------------------------------------------------------------------------
OFFICERS
W. PERRY NEFF                        President
JOHN J. PILEGGI                      Treasurer
DONALD E. BROSTROM                   Assistant Treasurer
JOAN V. FIORE                        Secretary
SHERYL HIRSCHFELD                    Assistant Secretary

For product or performance information,
please call your investment representative or The Hanover Funds at
1-800-821-2371

INVESTMENT ADVISERS
The Portfolio Group, Inc.
Texas Commerce Bank, National Association
Chemical Bank New Jersey, National Association
Van Deventer & Hoch
                                                                 HI-11/95

-------------------------------------------------------------

    The Hanover
-------------------------------------------------------------
    Investment
-------------------------------------------------------------
    Funds
-------------------------------------------------------------
-------------------------------------------------------------
   -THE SHORT TERM U.S. GOVERNMENT FUND
-------------------------------------------------------------
   -THE U.S. GOVERNMENT SECURITIES FUND
-------------------------------------------------------------
   -THE BLUE CHIP GROWTH FUND
-------------------------------------------------------------
   -THE SMALL CAPITALIZATION GROWTH FUND
-------------------------------------------------------------
   -THE AMERICAN VALUE FUND
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    ANNUAL REPORT
    NOVEMBER 30, 1995

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